--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

                                             May 24, 2000

Dear Shareholder:

    We are pleased to present the semi-annual report for Schroder Capital Funds (Delaware) for the six months ended April 30, 2000.

    The first half of fiscal 2000 was a period of great change for Schroders. On January 18, 2000, Schroders plc announced the sale of its investment banking business to Salomon Smith Barney. It is expected that the sale of the investment bank will prove to have several positive implications for the Schroder Investment Management companies. First, the sale provides ample capital available for investment in our business. In addition, investment management is now the dominant focus of the entire Schroders organization.

    During this reporting period, the global economic rebound has continued to gain momentum. The U.S. economy roared ahead in the early part of the period, spurring the Federal Reserve to hike interest rates by 75 basis points through April and by another 50 basis points in May. Yet this period of monetary policy tightening was not limited to the United States: both the U.K. and the ECB increased interest rates during this period. In general, emerging markets showed renewed strength in the first half of fiscal 2000.

    Volatility was the hallmark of the past six months, as technology and related stocks finally corrected sharply toward the end of the period. There was a decisive rotation out of these more speculative issues and into more value-oriented segments, leaving experts debating whether the volatility signals a clear turning point or merely the rationalization of the most severely overvalued "new economy" stocks. We believe that times like these support the case for a disciplined, diversified investing program, including smaller-cap equities, international and emerging markets, and fixed-income investments.

    This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for each Fund. We encourage you to read the report, and thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

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
--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder International Fund's Investor Shares rose 14.66% during the six months ended April 30, 2000, outperforming the MSCI EAFE Index, which returned 6.75% over the period.

    Several factors contributed to the Fund's strong performance. Stock selection in Europe, Asia and Latin America was critical, as were country allocation and sector selection.

MARKET BACKGROUND

    Equity markets were volatile during the six-month period, with technology and related names soaring during the first part of the period under review. These more speculative names quickly corrected during the first quarter of 2000, however, and market participants began to seek value in other sectors.

    This was also a period of rising global interest rates. European countries followed the Federal Reserve's lead and tightened monetary policy.

    Results in Asia were mixed. The Japanese economy continued to slow, and actually dipped into recession briefly late last year, while the Taiwanese market--where capital spending on technology continued to expand--was among the best performers during the period. In Brazil and Mexico, strong economic growth helped the equity markets to outperform through most of the period, but then suffered losses, as security prices fell in April.

PORTFOLIO REVIEW

    The Fund benefited from its overweighted allocations in the technology, telecommunications and media sectors, which surged in the period until the March correction. As the rotation out of the more speculative technology names began, the Fund benefited from its timely shift into more value-oriented sectors, such as pharmaceuticals, energy, financials, and utilities. Our top-performing stocks included ERICSSON, MANNESMANN and VODAPHONE AIRTOUCH, and media names such as CANAL PLUS, VIVENDI and BRITISH SKY BROADCASTING. In Japan, we focused on quality technology names such as SONY and MURATA, and holdings in the financial sector such as SAKURA BANK and NOMURA SECURITIES. Other holdings that boosted the Fund's performance included TAIWAN SEMICONDUCTOR in Taiwan, TELEBRAS in Brazil, TELEMEX in Mexico, and HUTCHISON WHAMPOA in Hong Kong. As technology-oriented stocks began to fall out of favor, the Fund benefited from positions in NOVARTIS and GLAXO WELLCOME (pharmaceuticals) and ENDESA (utilities). The Fund's holdings of WOLTERS KLUWER, a Dutch publisher, and DEUTSCHE BANK, which fell on merger news, constrained its total return. Our major liquidations during the period came within the technology, telecommunications and media sectors.

    Country allocation also proved a key to the Fund's favorable performance during the period. As heightened concerns over risk in financial markets surfaced in March, resulting from excessive speculative activity and widening credit spreads, we reduced vulnerable areas of the Fund's portfolio, particularly in emerging Asian stocks and interest-sensitive markets of Hong Kong and Singapore.

    The Fund's underweighted positions in the U.K. and Japan were beneficial, as U.K. central bankers followed U.S. officials and raised interest rates, and economic conditions in Japan continued to deteriorate. Our overweighted exposure in Taiwan helped the Fund's performance, as that country--a manufacturing hub for technology products--benefited from the ever-expanding capital spending on technology. During the second half of 1999, we invested in both Brazil and Mexico, anticipating a strong upturn in Latin America following the Brazilian currency devaluation. The equity markets in these countries performed quite well through most of the six-month period under review, and we trimmed our positions there in February and March, thus avoiding the substantial decline in Latin security prices that occurred in April.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

OUTLOOK

    We look for continued strong global growth in 2000, which will provide a healthy backdrop for corporate profits. However, the current hurdle for equity markets is the rising interest rate environment. Investors seem to be underestimating the magnitude of monetary tightening and its impact on global equity markets. Therefore, we anticipate that heightened risk in financial markets, on the heels of interest rate hikes in the U.S. and Europe, will lead to a more defensive posture within portfolios. Market volatility is likely to remain high.

    Within a global context, we remain positive on Taiwan, but the relative attractiveness of Japanese equities will remain a concern, as recent economic data have proved disappointing and foreign buying of Japanese equities has slowed considerably. Any significant retreat in the technology area could have a profound impact on Japan, as we believe that is one of the few bright spots in the economy.

    As the Fund's general portfolio composition was shifted markedly earlier this year, we are comfortable going forward with a more neutral allocation to technology, telecommunications and media companies, and a greater emphasis on pharmaceutical, energy, financial, and utility companies.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
Japan                                  19.2%
United Kingdom                         15.0
France                                 13.0
Germany                                 8.4
Netherlands                             7.1
Switzerland                             6.8
Spain                                   4.9
Sweden                                  4.0
Canada                                  2.3
Taiwan                                  1.2
Australia                               1.1
Singapore                               1.0
Mexico                                  0.7
Finland                                 0.7
Italy                                   0.6
Ireland                                 0.6
Portugal                                0.3
South Africa                            0.3
New Zealand                             0.2
Hong Kong                               0.1
Cash Equivalents and Other
  Net Assets                           12.5
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Vodafone AirTouch                       4.9%
Novartis                                4.1
Telefonaktiebolaget LM
  Ericsson "B"                          4.0
Endesa                                  3.3
Total Fina                              3.1
Deutsche Bank                           2.8
Alcatel                                 2.8
Royal Dutch Petroleum                   2.6
ING Groep                               2.6
Vivendi                                 2.5
                                      -----
Total                                  32.7%
                                      =====

PERFORMANCE INFORMATION

                                         ONE YEAR     FIVE YEARS    TEN YEARS    ONE YEAR     FIVE YEARS    TEN YEARS
                                           ENDED        ENDED         ENDED        ENDED        ENDED         ENDED
                                         MARCH 31,    MARCH 31,     MARCH 31,    APRIL 30,    APRIL 30,     APRIL 30,
                                           2000          2000         2000         2000          2000         2000
                                         ---------    ----------    ---------    ---------    ----------    ---------
Schroder International Fund--
  Investor Shares......................    30.52%        14.41%       10.50%       21.29%        12.77%       10.07%

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder Emerging Markets Fund's Investor Shares posted a total return of 15.47% for the six-month period ended April 30, 2000. The MSCI Emerging Markets Free Index returned 13.11% over the same period.

    Relative to the Index, the Fund benefited from positive country selection, notably the underweight position in Greece, and strong stock selection in technology-related stocks in markets such as Taiwan. The Fund's performance was hampered because it held no position in a particularly well-performing Indian software company that is difficult to invest in as it is closely held but represents a significant weighting in the Index.

MARKET BACKGROUND

    Emerging markets showed renewed strength in the six months ended April 30, 2000, outperforming developed markets, although they consolidated late in the period. The external environment generally was favorable thanks to balanced global growth. In addition, recent upgrades to economic and earnings numbers helped emerging markets offset the initial negative effect of rising interest rates in developed markets, particularly the United States. Business cycles and the direction of interest rates have varied across emerging markets, with interest rates moving higher in Asia, generally falling in Latin America and mixed within Europe, the Middle East and Africa (EMEA).

    Early in the six-month period, Asian markets performed well but later suffered from the global technology sell-off. Malaysia was the best-performing market, as it benefited from a continuing recovery in economic growth, led by a resurgence in exports to the region and the United States. India was also strong, in light of the higher-than-expected demand for software development services. Taiwan outperformed, as it became clear that its relationship with China under its new President, Chen Shui-bian was not likely to worsen. China benefited from its nascent economic recovery, although its ability to cut rates was constrained by high oil prices. Korea suffered from fears that the country's loose monetary policy would result in higher inflation and interest rates.

    Latin America initially benefited from Mexican and Brazilian debt rating upgrades, falling interest rates, reduced political risk, and corporate activity, but later suffered from its high correlation to the NASDAQ. The main event in the region was the upgrade by Moody's of Mexico's sovereign debt to investment grade, thus paving the way for lower-cost finance from capital markets. Brazil benefited from improving economic fundamentals. Brazil's fiscal deficit declined, and low inflation helped keep real interest rates low. These factors, together with ratings upgrades, supported the real economy.

    Eastern European countries produced some of the strongest returns over the period, spurred by improving economic fundamentals and corporate restructuring, with particularly robust gains registered by large telecommunications stocks. The Russian equity market responded positively to the resignation of Boris Yeltsin. Vladimir Putin's victory in the presidential elections reinforced expectations of political stability and implementation of much-needed structural reform. Higher oil prices also helped, providing windfall tax revenues for the Russian government and a substantial current account surplus.

    Turkey benefited from further progress in its privatization program and from a credible plan to reduce inflation in order to meet IMF targets. Israel was boosted by falling interest rates, as well as its high concentration in the technology sector. However, the technology boom experienced early in the quarter by Israel's stocks that are co-listed on the NASDAQ, rendered it vulnerable to the shake-out in global technology stocks that followed.

PORTFOLIO REVIEW

    The Fund remained modestly overweight in Latin America, as the region benefited from economic recovery and earnings upgrades. Our preferred markets within Latin America were Brazil and Mexico, given our

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
expectations of stronger economic and earnings growth. However, we started to reduce the Fund's exposure to both countries, as they appeared vulnerable to U.S. market and economic shocks. We increased the Fund's exposure to Asia through purchases in Taiwan, Malaysia and China, partially in anticipation of forthcoming MSCI Index changes (see discussion below), but also because of strong fundamentals. We reduced the Fund's allocation to Korea, however, because of rising inflation and interest rates. Within EMEA, we maintained underweight positions for the Fund in Greece and South Africa.

    While the Fund was overweight the technology and telecommunications sectors, we focused our exposure on companies that we expect will benefit from the fundamental support of high growth potential and attractive margins, rather than purer "new economy" plays that appear most vulnerable to further market corrections. The majority of the Fund's technology exposure is in Taiwan, Korea and India, where it has invested in hardware and software companies such as TAIWAN SEMICONDUCTOR (the world's first pure integrated circuit foundry company).

OUTLOOK

    The outlook for emerging markets PRIMA FACIE appears positive: Global growth remains supportive, valuations are low relative to developed markets, and the visible recovery in most emerging market economies should be reflected in upward earnings revisions.

    Yet there are risks of external shocks, and the recent global sell-off of technology stocks and concerns over the U.S. economy will likely have repercussions for emerging markets. While we believe that a "soft landing" can be achieved in the United States, there is some concern that in a worst-case scenario, a sustained correction in technology-related stocks could damage overall market confidence and cause a negative wealth effect, which combined with rising interest rates, might precipitate a "hard landing." This said, we believe that there is sufficient momentum within the emerging markets to weather all but the worst scenarios, and we anticipate that emerging market countries will, on the whole, continue to perform well relative to developed markets.

    Technical considerations will be among the most important issues affecting Asia in the coming months. Malaysia will re-enter the MSCI EMF Index on May 31, 2000, and is expected to represent around 7% of the Index, up from 3.7% prior to its removal. The MSCI has also announced Index changes for Taiwan and China. Taiwan will be increased gradually to avoid market dislocations, from its current 50% market capitalization weighting to a 65% weighting on May 31, 2000, and ultimately to a 100% weighting by May 31, 2001. China's weighting in the MSCI EMF Index will be raised from 0.4% to around 6% on May 31, 2000, when it includes Hong Kong listed stocks (Red Chips) for the first time. By implication, all these changes will cause the weightings of other markets in this Index to fall.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
Taiwan                                 18.4%
Korea                                  15.4
Mexico                                  8.4
Brazil                                  6.8
Israel                                  5.5
India                                   5.3
South Africa                            4.8
Turkey                                  4.2
Malaysia                                3.9
Hong Kong                               3.0
Russia                                  2.2
Thailand                                1.5
Hungary                                 1.5
China                                   1.0
Zimbabwe                                0.9
Argentina                               0.8
Greece                                  0.8
Philippines                             0.6
Chile                                   0.5
Poland                                  0.4
Peru                                    0.3
Egypt                                   0.2
Czech Republic                          0.1
Cash Equivalents and Other
  Net Assets                           13.5
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Samsung Electronics                     8.8%
United Microelectronics                 3.1
Taiwan Semiconductor
  Manufacturing                         3.0
Telefonos de Mexico                     3.0
Pentamedia Graphics                     2.2
Videsh Sanchar Nigam                    2.1
Advantech                               1.7
Via Technologies                        1.6
Polaris Securities                      1.4
Samsung Pfd                             1.3
                                      -----
Total                                  28.2%
                                      =====

PERFORMANCE INFORMATION

                                                   ONE YEAR      AVERAGE ANNUAL      ONE YEAR      AVERAGE ANNUAL
                                                     ENDED         RETURN FROM         ENDED         RETURN FROM
                                                   MARCH 31,      INCEPTION TO       APRIL 30,      INCEPTION TO
                                                     2000       MARCH 31, 2000(1)      2000       APRIL 30, 2000(1)
                                                   ---------    -----------------    ---------    -----------------
Schroder Emerging Markets Fund--
  Investor Shares................................    72.01%            22.21%          30.09%           14.81%

(1)From commencement of operations (October 31, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder International Smaller Companies Fund's Investor Shares had a total return of 38.22% for the six-month period ended April 30, 2000, compared with the Salomon Smith Barney EMI EPAC Index, which rose by 4.99% over the same period.

    The Fund's strong relative performance resulted, in part, from strong stock selection, especially in Europe.

MARKET BACKGROUND

    Smaller company equities in international markets made modest progress over the first half of the six-month period. The bulk of the performance was seen toward calendar year-end, reflecting a benign global environment of accelerating economic growth (with the notable exception of Japan), still-subdued inflation and relatively modest upward pressure on interest rates. However, sharp corrections were seen in April, as robust economic data in the United States sparked more general interest rate concerns, and investors re-assessed the valuations in the previously strong-performing sectors of technology, media and telecommunications.

    Market volatility and divergent sector performance characterized the six-month period under review. In international markets, investors sought exposure to secular growth stocks far more so than either value or cyclical stocks.

    Europe--especially Continental markets--generally provided the most favorable returns in the international smaller companies markets. The Euro monetary bloc offered an attractive combination of accelerating economic growth, and despite the weakness of the currency, ample productive capacity and restructuring kept inflation pressures in check. The impact of dynamic technology-driven change and the growth of an equity culture were particularly evident in the performance of smaller companies in Europe. Markets aiming to encourage the listing of earlier stage companies such as the Nouveau Marche in France and the Neuer Markt in Germany continued to grow, as initial public offering (IPO) volumes remained buoyant.

    Small companies in the U.K. continued to outperform their larger counterparts. Although the overall climate for equities in the U.K. was not particularly favorable--with a combination of rising interest rates and sterling strength--small company performance was underpinned by strength in the technology sectors and by a high level of merger and acquisition activity.

    Japan was disappointing. Economic activity fell short of expectations, reflecting sluggish growth in consumption and a tailing off of the impact of fiscal packages. The downward revisions of growth expectations had a particularly negative impact on sentiment surrounding smaller companies, which are widely perceived as more economically sensitive than larger firms.

PORTFOLIO REVIEW

    The Fund's country allocations remained broadly the same throughout the six-month period, with overweightings in Continental Europe, Hong Kong and Singapore balanced by underweights in the U.K. and Japan.

    With the supportive growth outlook and prospect of earnings upgrades, we maintained an overweight position in Continental Europe. However, given the strong relative performance of the Fund's European holdings, the Fund profited by selling some of these holdings. Sales included ENDEMOL ENTERTAINMENT, a Dutch content provider, and MODERN TIMES GROUP, a Swedish media company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

    In late 1999, activity among small stocks in Japan became increasingly concentrated in a narrower range of sectors, particularly technology. Furthermore, as the economic situation deteriorated in the short term, smaller company valuations became more compelling, especially when set against our own forecasts of modest economic recovery in the second half of 2000. Consequently, the Fund was a net buyer of Japanese equities over the period, with new holdings in industries such as pharmaceuticals (TORII), retailing (ARC LAND SAKAMOTO, UNITED ARROWS) and paper (RENGO).

    The Fund maintained its underweight position in the U.K. in light of the combination of strong sterling, rising interest rates and a likely slowing in the economy. However, some of the proceeds from profit taking in Continental Europe were redeployed through purchases in a broad range of industries, including transportation (ARRIVA), specialist engineering (FAIREY GROUP), food distribution (BOOKER), telematic systems (MINORPLANET SYSTEMS) and systems integration (PARITY GROUP).

OUTLOOK

    Prospects for international small company equities cannot be viewed separately from the macroeconomic trends that concern investors--in particular, whether a slowdown in the United States economy can be achieved without either undue monetary tightening or excessive inflation pressure. We believe that a soft landing can be achieved in the United States while steady expansion in Europe, a gradual recovery in Japan and strong growth elsewhere in Asia could sustain global economic activity.

    Investors have become more selective in the assessment of stocks in the technology, media and telecommunications sectors. However, rapidly increased communication capacity and growth in both the consumer and corporate use of information technology continue to provide a dynamic background for investment in international smaller companies, giving investors exposure to new markets at an early stage. On a broader basis, we believe that smaller companies continue to offer good value relative to large companies. Prospects in the U.K. are supported by continued corporate activity and, in Japan, by possible economic recovery.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
United Kingdom                         21.5%
Japan                                  19.3
France                                 13.0
Germany                                10.2
Netherlands                             4.6
Spain                                   4.2
Singapore                               3.6
Sweden                                  3.4
Switzerland                             2.8
Italy                                   2.8
Ireland                                 2.7
Hong Kong                               2.3
Finland                                 2.2
Luxembourg                              1.0
Cash Equivalents and Other
  Net Assets                            6.4
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Marschollek, Lautenschlaeger
  und Partner Pfd                       2.2%
GFI Informatique                        2.2
SmartForce                              2.2
Comptel Oyj                             2.2
OM Gruppen                              2.1
Societe Pour L' Informatique            2.0
Telegate                                1.9
Genesys                                 1.9
Roesch Medizinetechnik                  1.7
SEZ Holding                             1.5
                                      -----
Total                                  19.9%
                                      =====

PERFORMANCE INFORMATION

                                                   ONE YEAR      AVERAGE ANNUAL      ONE YEAR      AVERAGE ANNUAL
                                                     ENDED         RETURN FROM         ENDED         RETURN FROM
                                                   MARCH 31,      INCEPTION TO       APRIL 30,      INCEPTION TO
                                                     2000       MARCH 31, 2000(1)      2000       APRIL 30, 2000(1)
                                                   ---------    -----------------    ---------    -----------------
Schroder International Smaller Companies Fund--
  Investor Shares................................   112.84%            31.93%          74.00%           26.57%

(1)From commencement of operations (November 4, 1996.)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    For the six months ended April 30, 2000, the Schroder U.S. Diversified Growth Fund's Investor Shares returned 23.23%. The S&P 500 Index rose 7.17% over the same period.

    Strong stock selection in technology and capital goods accounted for most of the Fund's outperformance, especially our overweight position in technology. The Fund's technology holdings produced returns that were more than twice those of the S&P 500 technology sector. The Fund's underweight positions in communication services and health care also contributed positively to relative performance. The Fund's largest constraints, in the aggregate, were regional bank shares in the financial sector.

MARKET BACKGROUND

    The secular earnings power of technology stocks and the torrid rate of U.S. economic growth dominated investor attention during the six months. Millennium-end enthusiasm for the internet and e-commerce drove technology shares to record highs in the final months of 1999 and into mid-March 2000. At the same time, U.S. economic growth accelerated into the New Year. The market believed that the Federal Reserve would be successful in slowing the economy and that the end of the tightening was visible. Consistent with the bond market, the stock market had an appetite only for those companies whose secular growth could provide some immunity to a slowing economy. In this environment, technology stocks were the clear winners.

    By April, however, economic growth was showing little indication of easing. Against a background of rising short-term interest rates and an increasingly hawkish Federal Open Market Committee (FOMC), investors anxiously awaited signs of slower growth. Long-term interest rates began to back up, and the first worrisome evidence of inflation pressures appeared in the Consumer Price Index and Employment Cost Index. Valuation once again became important to investors. The premium that should be afforded secular growth in a rising interest rate environment became the question of the moment. This environment hurt stocks with relatively high price/earnings (P/E) multiples, and this led to the underperformance of the technology-heavy NASDAQ Composite and the technology sectors of both the S&P 500 and the Russell 2000. Likewise, communication services also lagged the S&P 500 Index. The perceived safety of the utility sector attracted more defensive-minded investors and produced well above-average returns. The market, however, did not completely dismiss the value of superior long-term stable growth in the face of potentially more drastic measures to slow the pace of the economy. The health care segment showed improving returns.

PORTFOLIO REVIEW

    During the six months ended April 2000, the Fund's technology shares performed exceptionally well. In this sector, TERADYNE, ANALOG DEVICES, ATMEL, ADC TELECOMMUNICATIONS, NETWORK SOLUTIONS, and VERISIGN all more than doubled over the period, despite April's sell-off in the sector. ANALOG DEVICES, ATMEL, and TERADYNE benefited from improving fundamentals for computer chip companies and semiconductor equipment manufacturers. The fast pace of growth in the telecommunications sector spurred the performance of ADC TELECOMMUNICATIONS. The explosive growth of the internet and e-commerce drove the performance of VERISIGN and NETWORK COMMUNICATIONS. SYMBOL TECHNOLOGIES, which provides wireless and mobile information technologies, and CELESTICA CORP., which manufactures technology and service solutions for circuit and system assembly also benefited from the pickup in technology and contributed to the Fund's strong showing. The biggest detractors to the Fund's performance were UNIONBANCAL, HARRAHS ENTERTAINMENT and HERTZ.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

OUTLOOK

    We anticipate that volatility will remain high in the context of the FOMC's efforts to engineer a so-called "soft landing" for the U.S. economy, and that higher interest rates will continue to affect earnings. In this environment, we will continue to focus on high-quality companies with strong managements and attractive earnings growth.

    We wish to take this opportunity to inform you that the Trustees have approved a change in the Fund's market capitalization range such that it normally invests in securities of companies with market capitalizations in excess of $5 billion (at the time of investment).

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

Security                           % of Net Assets
--------------------------------------------------
Teradyne                                  4.1%
Analog Devices                            3.9
Atmel                                     3.9
ADC Telecomminications                    3.7
Network Solutions Class A                 3.5
VeriSign                                  3.1
Symbol Technologies                       3.1
ARM Holdings ADR                          3.1
Dynergy Class A                           2.8
Waters                                    2.6
                                        -----
Total                                    33.8%
                                        =====

                             INVESTMENTS BY SECTOR

Sector                             % of Net Assets
--------------------------------------------------
Basic Materials                            5.5%
Capital Goods                              6.1
Computer Software                          9.8
Consumer Cyclicals                        21.8
Consumer Staples                           1.0
Energy                                     9.4
Financial Services                         5.1
Technology                                29.0
Telecommunications                         4.6
Transportation                             5.1
Cash Equivalents and Other Net
  Assets                                   2.6
                                        ------
Total                                    100.0%
                                        ======

PERFORMANCE INFORMATION

                                         ONE YEAR     FIVE YEARS    TEN YEARS    ONE YEAR     FIVE YEARS    TEN YEARS
                                           ENDED        ENDED         ENDED        ENDED        ENDED         ENDED
                                         MARCH 31,    MARCH 31,     MARCH 31,    APRIL 30,    APRIL 30,     APRIL 30,
                                           2000          2000         2000         2000          2000         2000
                                         ---------    ----------    ---------    ---------    ----------    ---------
Schroder U.S. Diversified Growth Fund--
  Investor Shares......................    34.86%        24.59%       18.29%       32.49%        24.12%       18.54%

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    For the six months ended April 30, 2000, the Schroder U.S. Smaller Companies Fund's Investor Shares rose by 32.68%, and its Advisor Shares rose by 32.39%, outpacing the Fund's benchmark, the Russell 2000 Index, which climbed by 18.72%.

MARKET BACKGROUND

    The past six months were both rewarding and eventful for U.S. smaller companies. From the end of October 1999 to the middle of March 2000, smaller companies staged a dramatic rally, with the Russell 2000 Index soaring by more than 40%. This substantial rise was followed by a precipitous drop during the next four weeks. While the Fund trailed the Russell 2000 Index during the advance, it generated significant positive returns and held on to those gains while the market as a whole declined sharply.

PORTFOLIO REVIEW

    We maintained our discipline for the Fund by focusing on growing and profitable companies that trade at reasonable valuations. For the first four months of the period under review, this approach was decidedly out of favor, as investors bid up the most speculative concept stocks. Beginning in December, the biotechnology sector took off, with many companies doubling and tripling on hopes of genomic discoveries that we believe to be years away. Internet companies also performed well during this period, with business-to-business e-commerce companies supplanting the market's former favorites, the "e-tailers." Beginning in mid-March, investors once again began to focus on fundamentals, and this change, coupled with a tremendous supply of stock in both new and existing companies, pressured these narrowly held and speculative issues. This decline continued through mid-April, with the Russell 2000 falling by nearly 20% between April 7 and April 14. In light of this tremendous volatility, many companies ended April more than 50% below their mid-March highs.

    While technology was a very volatile sector in the market over the past six months, it was an important contributor to the performance of the Fund. Because we focus on profitable companies, we missed both the rise and fall of the Internet sector. We did, however, benefit indirectly through our substantial and growing technology weighting. Within the sector, our largest allocation, by far, was in semiconductors, which we view as the building block of the Internet and wireless revolution. Companies such as BURR BROWN, INTEGRATED DEVICE TECHNOLOGIES and GENERAL SEMICONDUCTORS all reported strong profit growth and contributed significantly to the Fund's performance. Similarly, our holdings in tower operators, PINNACLE HOLDINGS and SBA COMMUNICATIONS, also boosted the Fund's performance and are representative of our profit-oriented approach to technology investing.

    The Fund also benefited greatly from its overweight position in the energy sector. Oil service holdings, such as B.J. SERVICES, COOPER CAMERON and WEATHERFORD INTERNATIONAL, all rose sharply as a result of climbing oil and gas prices. Finally, our allocation to financial stocks also contributed to the Fund's performance. Our concentration in niche companies, such as DUFF & PHELPS CREDIT and AFFILIATED MANAGERS GROUP, enabled us to succeed in a sector that was dominated by earnings disappointments and multiple contraction.

    The biggest drag on performance came from the consumer sector. Earnings disappointments from companies such as PAPA JOHNS INTERNATIONAL and HELEN OF TROY combined with tremendous multiple contraction contributed to investors' fears about the impact of rising interest rates on retailers and restaurants.

OUTLOOK

    Looking forward, we continue to search for companies for the Fund that can expand their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
opportunities than do large companies based on valuation and growth rates. Although the near-term interest rate and economic outlook is murky, the market is showing signs that fundamentals are becoming more important--a very positive sign for our style of investing. We will remain focused on individual stock selection, and we will concentrate on underfollowed and misunderstood companies that we believe can offer superior earnings growth.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

Security                           % of Net Assets
--------------------------------------------------
Laboratory Corp. of America
  Holdings                                2.2%
Integrated Device Technology              1.7
Sybron International                      1.7
Amphenol                                  1.6
Hanover Compressor                        1.6
Universal Health Services                 1.5
Symantec                                  1.5
Edwards Lifesciences                      1.4
Rent-Way                                  1.4
PerkinElmer                               1.4
                                        -----
Total                                    16.0%
                                        =====

                             INVESTMENTS BY SECTOR

Sector                             % of Net Assets
--------------------------------------------------
Basic Industries                           1.0%
Business Services                          1.0
Capital Goods                              4.1
Consumer Cyclicals                        13.4
Consumer Staples                           0.7
Energy                                     8.6
Financials                                 5.6
Health Care                               15.7
Media                                      3.0
Technology                                15.4
Technology - Cellular
  Telecommunications                       3.0
Technology - Semiconductors               11.8
Technology - Software                      4.5
Transportation                             0.3
Utilities                                  3.1
Cash Equivalents and Other Net
  Assets                                   8.8
                                        ------
Total                                    100.0%
                                        ======

PERFORMANCE INFORMATION

                                ONE YEAR     FIVE YEARS     AVERAGE ANNUAL      ONE YEAR     FIVE YEARS     AVERAGE ANNUAL
                                  ENDED        ENDED          RETURN FROM         ENDED        ENDED          RETURN FROM
                                MARCH 31,    MARCH 31,       INCEPTION TO       APRIL 30,    APRIL 30,       INCEPTION TO
                                  2000          2000       MARCH 31, 2000(1)      2000          2000       APRIL 30, 2000(1)
                                ---------    ----------    -----------------    ---------    ----------    -----------------
Schroder U.S. Smaller
  Companies Fund--Investor....    45.70%        20.81%            19.56%          34.79%        20.24%           19.34%
Schroder U.S. Smaller
  Companies Fund--Advisor.....    45.29         20.54(2)          19.29(2)        36.58         19.97(2)         19.07(2)

(1)From commencement of operations (August 6, 1993).
(2)Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (December 23, 1996). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    For the six months ended April 30, 2000, the Schroder Micro Cap Fund's Investor Shares rose by 82.30%, outpacing the Fund's benchmark, the Russell 2000 Index, which rose by 18.72%.

MARKET BACKGROUND

    The past fiscal year has been both rewarding and eventful for U.S. micro cap companies. From the end of October to the middle of March, smaller companies staged a dramatic rally, with the Russell 2000 Index rising by over 40%. This substantial rise was followed by a sharp decline over the next four weeks. The Fund outperformed the Russell 2000 Index during its rise, and because of the Fund's hedging strategy, held on to those gains while the market as a whole declined sharply.

PORTFOLIO REVIEW

    For the first four months of the period under review, investment styles guided by valuation disciplines were decidedly out of favor, as investors bid up the most speculative concept stocks. Internet companies performed well during this period, with business-to-business e-commerce companies supplanting the market's former favorites, the "e-tailers." Beginning in mid-March, investors once again began to focus on fundamentals, and this change, coupled with a tremendous supply of stock in both new and existing companies, pressured these narrowly held and speculative issues. This decline continued through mid-April, with the Russell 2000 falling by nearly 20% between April 7 and April 14. In light of this tremendous volatility, many companies ended April more than 50% below their mid-March highs.

    While technology was a very volatile sector in the market over the past six months, it was an important contributor to the performance of the Fund. We benefited from our investments in semiconductor companies such as INTEGRATED SILICON SOLUTIONS, MATTSON TECHNOLOGIES, ROBOTIC VISION SYSTEMS, and MICRO COMPONENT TECHNOLOGIES. In addition, underfollowed companies such as test and measurement equipment maker, KEITHLEY INSTRUMENTS, and streaming video maker, MEDIA 100, reported strong profit growth, and thus attracted investor attention. Finally, initial public offerings of technology stocks, most of which appreciated quite nicely, added significantly to performance. These companies had explosive initial performance, and we took quick profits, as we felt the market price was unsustainable. We recognize that the opportunity to invest in initial public offerings may not be available to the Fund to a significant degree or at all in future periods and that the Fund's performance may not be as favorable in such circumstances.

    In addition to technology, the Fund benefited greatly from its holdings in the health care and consumer sectors. In health care, we avoided the biotech boom and bust, profiting instead from companies such as NORTH AMERICAN SCIENTIFIC, a leading manufacturer of radioactive seeds used to treat prostate cancer, and LIFEPOINT HOSPITALS. In the consumer sector, selectivity was key, and our investments in BRAUN'S FASHIONS, HIBBETT SPORTING GOODS and AMERICAN ITALIAN PASTA, all paid off handsomely.

    Among the laggards were pizza maker, PJ AMERICA, and specialty retailer, TRACTOR SUPPLY, which fell sharply on disappointing sales. Similarly, concerns about rising interest rates hurt other stocks held by the Fund, including building materials company, NORTEK. The Fund's investment in video rental company, MOVIE GALLERY, suffered from a lack of investor interest in that industry.

OUTLOOK

    Looking forward, we continue to search for companies that can expand their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment opportunities than do

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
large companies based on valuation and growth rates. Although the near-term interest rate and economic outlook is murky, the market is showing signs that fundamentals are becoming more important--a very good thing for our style of investing. We will continue to focus on individual stock selection, concentrating on underfollowed and misunderstood companies that we believe can offer superior earnings growth.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

Security                           % of Net Assets
--------------------------------------------------
Cabot Microelectronics                    3.0%
CoorsTek                                  2.9
CSK Auto                                  2.9
Trimble Navigation                        2.7
Metron Technology                         2.6
Keithley Instrumemts                      2.5
InterTan                                  2.5
Performance Food Group                    2.4
Richardson Electronics                    2.3
Semitool                                  2.2
                                        -----
Total                                    26.0%
                                        =====

                             INVESTMENTS BY SECTOR

Sector                             % of Net Assets
--------------------------------------------------
Basic Industries                           1.7%
Business Services                          2.8
Capital Goods                              0.8
Consumer Cyclicals                        15.6
Consumer Staples                           2.0
Energy                                     6.1
Health Care                                9.3
Media                                      0.7
Technology                                19.4
Technology - Semiconductors               12.8
Technology - Software                      0.1
Transportation                             0.8
Other                                      4.5
Cash Equivalents and Other Net
  Assets                                  23.4
                                        ------
Total                                    100.0%
                                        ======

PERFORMANCE INFORMATION

                                                   ONE YEAR      AVERAGE ANNUAL      ONE YEAR      AVERAGE ANNUAL
                                                     ENDED         RETURN FROM         ENDED         RETURN FROM
                                                   MARCH 31,      INCEPTION TO       APRIL 30,      INCEPTION TO
                                                     2000       MARCH 31, 2000(1)      2000       APRIL 30, 2000(1)
                                                   ---------    -----------------    ---------    -----------------
Schroder Micro Cap Fund--Investor Shares.........   148.11%            89.94%         145.36%           92.86%

(1)From commencement of operations (October 15, 1997.)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            ------------
            COMMON STOCKS - 85.3%
            AUSTRALIA - 1.1%
    19,700  Brambles Industries                       $    554,066
    44,300  Broken Hill Proprietary                        476,665
     8,300  Commonwealth Bank of Australia                 126,309
    22,000  Lend Lease                                     238,208
                                                      ------------
                                                         1,395,248
                                                      ------------
            CANADA - 2.3%
    81,330  Abitibi Consolidated                           919,427
    30,620  Canadian Pacific                               711,945
    54,600  Toronto Dominion Bank                        1,262,132
                                                      ------------
                                                         2,893,504
                                                      ------------
            FINLAND - 0.7%
    83,713  Stora Enso Oyj                                 865,818
                                                      ------------
            FRANCE - 13.0%
    15,151  Alcatel                                      3,520,621
     9,357  AXA                                          1,390,684
     7,674  Cap Gemini                                   1,510,474
    12,103  Equant (1)                                     939,108
    50,782  Sanofi-Synthelabo                            1,899,594
    25,183  Total Fina                                   3,830,025
    30,963  Vivendi                                      3,069,798
                                                      ------------
                                                        16,160,304
                                                      ------------
            GERMANY - 8.4%
    24,954  BASF                                         1,093,535
    52,334  Deutsche Bank                                3,524,246
    14,479  Karstadt                                       441,999
     3,604  Munchener Ruckversicherungs                  1,059,137
    11,724  Siemens                                      1,741,411
   128,000  Viag                                         2,503,096
                                                      ------------
                                                        10,363,424
                                                      ------------
            HONG KONG - 0.1%
     4,000  Hutchison Whampoa                               58,031
                                                      ------------
            IRELAND - 0.6%
   101,147  Bank of Ireland                                683,903
                                                      ------------
            ITALY - 0.6%
   160,253  ENI                                            798,788
                                                      ------------
            JAPAN - 19.2%
    48,000  Bridgestone                                  1,041,532
    60,000  Dai-Dan                                        232,624
       251  East Japan Railway                           1,486,422
    41,000  Fuji Photo Film                              1,642,708
    42,000  Fujitsu                                      1,189,212
    51,000  Kuraray                                        419,056
    52,000  Matsushita Electric Industrial               1,376,125
   217,000  Mitsui & Company                             1,608,351
  SHARES                                                 VALUE
----------                                            ------------
            JAPAN (CONTINUED)
     2,000  Murata Manufacturing                      $    388,631
   144,000  Nippon Express                                 908,731
       170  Nippon Telegraph & Telephone                 2,107,862
   112,000  Oji Paper                                      702,645
    43,000  Omron                                        1,169,780
    13,300  Promise                                      1,076,833
   181,000  Sakura Bank                                  1,269,510
    21,000  Sekisui House                                  192,373
     7,600  Sony                                           878,631
    82,000  Sumitomo Electric Industries                 1,091,850
 1,126,000  Sumitomo Metal Industries (1)                  729,331
    12,000  Takeda Chemical Industries                     789,477
     9,000  TDK                                          1,205,035
    74,000  Toppan Printing                                773,746
    13,000  Yamanouchi Pharmaceutical                      686,860
   212,000  Yasuda Fire & Marine Insurance                 857,247
                                                      ------------
                                                        23,824,572
                                                      ------------
            MEXICO - 0.7%
    11,100  Fomento Economico Mexicano ADR                 457,875
     6,660  Grupo Televisa GDS (1)                         422,494
                                                      ------------
                                                           880,369
                                                      ------------
            NETHERLANDS - 7.1%
     1,000  Heineken                                        55,586
    58,205  ING Groep                                    3,183,421
    56,516  Royal Dutch Petroleum                        3,265,115
    31,045  TNT Post Group                                 678,955
    70,130  Wolters Kluwer                               1,659,000
                                                      ------------
                                                         8,842,077
                                                      ------------
            NEW ZEALAND - 0.2%
   215,000  Carter Holt Harvey                             181,889
                                                      ------------
            PORTUGAL - 0.3%
    22,526  Jeronimo Martins SGPS                          402,736
                                                      ------------
            SINGAPORE - 1.0%
    13,957  DBS Group Holdings (1)                         192,095
   120,000  DBS Land                                       170,079
    45,895  Singapore Press Holdings                       897,773
     1,560  United Overseas Bank                            10,872
                                                      ------------
                                                         1,270,819
                                                      ------------
            SOUTH AFRICA - 0.3%
    56,500  Sappi                                          395,876
                                                      ------------
            SPAIN - 4.9%
   185,940  Endesa                                       4,066,510
    90,008  Telefonica                                   2,007,846
                                                      ------------
                                                         6,074,356
                                                      ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            ------------
            SWEDEN - 4.0%
    55,224  Telefonaktiebolaget LM Ericsson "B"
              Shares                                  $  4,916,224
                                                      ------------
            SWITZERLAND - 6.8%
     3,671  Novartis                                     5,140,115
       104  Roche Holding                                1,088,676
     8,887  UBS                                          2,182,396
                                                      ------------
                                                         8,411,187
                                                      ------------
            TAIWAN - 1.2%
    26,500  Acer GDR                                       281,563
    83,490  China Steel                                  1,184,514
                                                      ------------
                                                         1,466,077
                                                      ------------
            UNITED KINGDOM - 12.8%
    70,040  Airtours                                       370,443
    70,550  ARM Holdings (1)                               717,579
    89,480  Blue Circle Industries                         603,479
    11,000  Celltech Group (1)                             182,456
    76,720  Electrocomponents                              774,332
    57,370  Future Network (1)                             679,579
    60,470  Glaxo Wellcome                               1,878,276
    48,000  Great Universal Stores                         292,180
    41,000  Hays                                           284,856
   242,220  Kingfisher                                   1,989,887
   223,670  LASMO                                          377,999
   317,620  Legal & General Group                          834,980
   200,140  Rolls-Royce                                    767,289
 1,314,586  Vodafone AirTouch                            6,047,772
                                                      ------------
                                                        15,801,107
                                                      ------------
            Total Common Stocks
              (cost $97,836,801)                       105,686,309
                                                      ------------

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            ------------
            CORPORATE BONDS - 2.2%
            UNITED KINGDOM - 2.2%
$2,392,000  Abbey National Treasury Services, 3.86%,
              07/17/2000                              $  2,179,712
   640,000  Alliance & Leicester Group Treasury,
              3.99%, 08/02/2000                            583,200
                                                      ------------
                                                         2,762,912
                                                      ------------
            Total Corporate Bonds
              (cost $2,869,104)                          2,762,912
                                                      ------------

  SHARES
----------
            SHORT-TERM INVESTMENTS - 11.6%
 5,256,214  SSgA Money Market Fund 5.766% (2)            5,256,214
 9,078,647  SSgA U.S. Government Money Market Fund
              5.677% (2)                                 9,078,647
                                                      ------------

Total Short-Term Investments
  (cost $14,334,861)                        14,334,861
                                          ------------
Total Investments
  (cost $115,040,766) - 99.1%              122,784,082
Other Assets Less Liabilities - 0.9%         1,118,458
                                          ------------
Total Net Assets - 100%                   $123,902,540
                                          ============

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.
ADR - American Depository Receipts
GDS - Global Depositary Shares

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                                 UNDERLYING      UNREALIZED
                                                                 FACE AMOUNT    APPRECIATION
CONTRACT DATE             CURRENCY                  UNITS         OF VALUE     (DEPRECIATION)
-------------             --------                  -----        -----------   --------------
   5/18/00              Japanese Yen              549,882,000   $  5,105,683     $     (541)
   5/18/00              Japanese Yen               23,264,000        216,550            520
   5/18/00              Japanese Yen               79,085,000        735,914          1,528
   5/18/00              Japanese Yen               51,175,000        469,633         (5,580)
   5/26/00              Japanese Yen              537,373,000      4,907,875        (89,300)
   5/26/00              Japanese Yen              307,775,000      2,891,535         29,454
   6/07/00              Japanese Yen              327,331,000      3,103,840         53,232
                                                                ------------     ----------
                                                                $ 17,431,030     $  (10,687)
                                                                ============     ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            -----------
            COMMON STOCKS - 84.2%
            ARGENTINA - 0.8%
     3,500  Banco De Galicia Y Buenos Aires           $    60,594
     4,200  Nortel Inversora ADR                           77,700
     2,300  Telecom Argentina Stet - France Telecom
              ADR                                          64,256
                                                      -----------
                                                          202,550
                                                      -----------
            BRAZIL - 5.9%
     3,900  Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar                         111,150
     6,000  Companhia Cervejaria Brahma ADR                93,000
     8,900  Companhia Vale do Rio Doce                    197,290
    17,000  Confeccoes Guararapes                          53,654
     8,600  Embratel Participacoes ADR                    193,500
     9,200  Petroleo Brasileiro ADR                       217,961
     3,100  Tele Centro Sul Participacoes ADR             197,625
    10,054  Tele Norte Leste Participacoes ADR            179,084
     4,700  Telecomunicacoes de Sao Paulo ADR             118,675
     2,200  Telesp Celular Participacoes ADR               97,075
                                                      -----------
                                                        1,459,014
                                                      -----------
            CHILE - 0.5%
     5,200  CIA de Telecomunicaciones de Chile ADR         96,200
     2,200  Enersis ADR                                    40,975
                                                      -----------
                                                          137,175
                                                      -----------
            CHINA - 1.0%
   590,000  Nanjing Panda Electronics (1)                 244,287
                                                      -----------
            CZECH REPUBLIC - 0.1%
     1,800  Cesky Telecom GDR (1)                          33,315
                                                      -----------
            EGYPT - 0.2%
     1,350  Egyptian Company for Mobile Services
              (MobilNil) (1)                               51,467
                                                      -----------
            GREECE - 0.8%
     8,636  Hellenic Telecommunications Organization      194,865
                                                      -----------
            HONG KONG - 3.0%
     5,000  AsiaInfo Holdings (1)                         217,500
    24,000  China Telecom (Hong Kong) (1)                 171,781
  SHARES                                                 VALUE
----------                                            -----------
            HONG KONG (CONTINUED)
   262,000  Founder Holdings (1)                      $   150,995
    60,000  Legend Holdings                                69,329
    70,000  Pacific Century CyberWorks (1)                130,312
                                                      -----------
                                                          739,917
                                                      -----------
            HUNGARY - 1.5%
     2,200  BorsodChem Rt. GDR                             81,070
     3,740  Matav Rt. ADR                                 130,199
     2,250  OTP Bank Rt. GDR                              100,069
       950  Richter Gedeon GDR                             52,725
                                                      -----------
                                                          364,063
                                                      -----------
            INDIA - 5.3%
    13,600  Mahanagar Telephone Nigam                     177,650
    26,700  Pentamedia Graphics GDR (1)                   546,637
     3,500  Ranbaxy Laboratories GDR                       66,763
    27,700  Videsh Sanchar Nigam GDR                      526,300
                                                      -----------
                                                        1,317,350
                                                      -----------
            ISRAEL - 5.5%
     1,530  Check Point Software Technologies (1)         264,690
     1,800  Comverse Technology (1)                       160,538
     2,060  ECI Telecom                                    57,294
     5,500  Galileo Technology (1)                         96,594
     1,600  Gilat Satellite Networks (1)                  137,400
     4,200  Matav-Cable Systems Media                      90,735
     3,000  Nice Systems (1)                              196,312
     1,700  Orbotech (1)                                  144,925
    15,720  Partner Communications (1)                    168,007
     1,400  Teva Pharmaceutical Industries                 61,600
                                                      -----------
                                                        1,378,095
                                                      -----------
            KOREA - 14.0%
     4,000  Haansoft                                       70,649
     3,100  Korea Electric Power                           90,789
     2,500  Korea Telecom                                 170,765
       800  LG Home Shopping                               63,728
       950  Locus (1)                                     115,570
     6,521  Medidas                                        95,784
    30,000  Samsung                                       340,628
     8,100  Samsung Electronics                         2,189,752

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            -----------
            KOREA (CONTINUED)
     5,000  SEROME Technology                         $   147,335
    19,990  Shinhan Bank                                  191,845
                                                      -----------
                                                        3,476,845
                                                      -----------
            MALAYSIA - 3.9%
    28,000  AMMB Holdings                                 106,108
    28,000  Genting                                       112,739
   150,000  IOI                                           110,529
    30,000  Resorts World                                  97,108
    80,000  Technology Resources Industries               102,318
    26,000  Telekom Malaysia                               90,318
    69,000  Tenaga Nasiona                                228,795
    47,000  United Engineers (Malaysia)                   121,213
                                                      -----------
                                                          969,128
                                                      -----------
            MEXICO - 8.4%
    84,000  Carso Global Telecom (1)                      223,091
    30,300  Cemex                                         131,169
    70,500  Consorico Ara (1)                              87,327
    46,100  Fomento Economico Mexico                      182,427
    56,000  Grupo Financiero Banamex Accival (1)          202,269
   240,000  Grupo Financiero Bancomer (1)                 107,084
     4,300  Grupo Televisa GDS (1)                        272,781
    12,500  Telefonos de Mexico ADR                       735,156
    65,000  Wal-Mart De Mexico (1)                        138,449
                                                      -----------
                                                        2,079,753
                                                      -----------
            PERU - 0.3%
     7,500  Credicorp                                      79,219
                                                      -----------
            PHILIPPINES - 0.6%
     8,500  Philippine Long Distance Telephone            152,360
                                                      -----------
            POLAND - 0.4%
     2,500  Elektrim Towarz (1)                            31,314
     3,400  KGHM Polska Miedz GDR                          49,640
     3,760  Telekomunikacja Polska GDR                     28,858
                                                      -----------
                                                          109,812
                                                      -----------
            RUSSIA - 2.2%
     4,980  LUKoil ADR                                    300,194
    13,500  OAO Gazprom                                    89,438
    10,960  Surgutneftegaz                                166,318
                                                      -----------
                                                          555,950
                                                      -----------
  SHARES                                                 VALUE
----------                                            -----------
            SOUTH AFRICA - 4.8%
    80,000  African Bank Investments (1)              $   176,113
    45,500  Dimension Data Holdings                       298,668
    15,500  Johnnies Industrial                           228,638
   279,100  Malbak                                        127,626
    25,000  Sappi                                         175,166
    30,500  Sasol                                         179,061
                                                      -----------
                                                        1,185,272
                                                      -----------
            TAIWAN - 18.4%
    51,000  Advantech (1)                                 413,069
    43,000  Askey Computer (1)                             98,303
    52,000  Cosmo Electronics (1)                         305,687
     4,000  GigaMedia (1)                                  96,000
    26,000  Hitron Technology                             166,430
    87,000  Macronix International                        262,822
   287,000  Polaris Securities                            344,930
    62,000  Siward Crystal Technology (1)                 321,951
    37,000  Sunplus Technology (1)                        235,634
    41,000  Systex                                        178,758
   118,000  Taiwan Semiconductor Manufacturing            759,188
   227,000  United Microelectronics                       767,303
    24,000  Via Technologies                              399,744
    80,000  Yuanta Securities                             125,149
    33,000  Zyxel Communications (1)                      111,007
                                                      -----------
                                                        4,585,975
                                                      -----------
            THAILAND - 1.5%
     7,000  Advanced Info Service (1)                      81,977
     4,500  Siam Cement                                   103,981
   172,368  TelecomAsia (1)                               175,429
    20,000  Thai Farmers Bank (1)                          21,006
                                                      -----------
                                                          382,393
                                                      -----------
            TURKEY - 4.2%
 4,000,000  Aksigorta                                     106,419
 5,000,000  Dogan Yayin Holding                           120,745
 2,100,000  Erciyas Biracilik ve Malt Sanayii             156,437
   142,000  Migros Turk T.A.S.                             96,482
 9,400,000  Turkiye Garanti Bankasi                       158,516
 1,150,000  Turkiye Is Bankasi (Isbank)                    63,074
10,500,000  Yapi ve Kredi Bankasi                         335,221
                                                      -----------
                                                        1,036,894
                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            -----------
            ZIMBABWE - 0.9%
   619,000  Econet Wireless Holdings (1)              $   226,273
                                                      -----------
            Total Common Stocks
              (cost $21,753,109)                       20,961,972
                                                      -----------
            PREFERRED STOCK - 2.3%
            BRAZIL - 0.9%
16,058,525  Banco Bradesco                                117,472
   400,000  Banco Itau                                     29,926
 1,460,000  Eletropaulo Metropolitana - Electricidad
              de Sao Paulo                                 84,148
                                                      -----------
                                                          231,546
                                                      -----------
            KOREA - 1.4%
     2,470  Samsung Electronics                           331,644
                                                      -----------
            Total Preferred Stock
              (cost $540,670)                             563,190
                                                      -----------
            SHORT-TERM INVESTMENTS - 9.1%
 1,127,394  SSgA Money Market Fund 5.766%(2)            1,127,394
 1,127,394  SSgA U.S. Government Money Market Fund
              5.677%(2)                                 1,127,394
                                                      -----------
            Total Short-Term Investments
              (cost $2,254,788)                         2,254,788
                                                      -----------

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
            REPURCHASE AGREEMENT - 8.1%
$2,030,000  State Street Bank and Trust Company
              4.75% 05/01/2000 (3)
              (cost $2,030,000)                       $ 2,030,000
                                                      -----------

Total Investments - 103.7%
  (cost $26,578,567)                        25,809,950
Liabilities in Excess of Other Assets -
(3.7%)                                        (917,297)
                                           -----------
Total Net Assets - 100%                    $24,892,653
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.
(3) The repurchase agreement, dated 4/28/00 with a repurchase price of $2,030,804 is collateralized by a $1,850,000 United States Treasury Bond, 9.125%, due 5/15/09, valued at $2,073,944.
ADR - American Depository Receipts
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 91.4%
             FINLAND - 2.2%
     14,700  Comptel Oyj                               $   333,009
                                                       -----------
             FRANCE - 13.0%
        650  ALTEN (1)                                      90,624
      2,400  Coflexip ADR                                  121,800
      5,850  Genesys (1)                                   285,199
      2,310  GFI Informatique                              338,903
      2,300  Group R2I Sante                                92,659
      1,700  HF                                            185,121
      8,000  Infogrames Entertainment (1)                  226,719
      1,600  Manitou B.F.                                  128,304
      3,200  Montupet                                       85,730
      7,200  Societe Pour L' Informatique (1)              306,005
      4,000  Sys-Com (1)                                   111,355
                                                       -----------
                                                         1,972,419
                                                       -----------
             GERMANY - 8.0%
        325  ADVA AG Optical Networking (1)                178,878
      2,333  Das Werk                                       93,542
      2,600  Fantastic (1)                                  47,859
      2,250  PrimaCom (1)                                  175,302
      3,090  Rhon-Klinikum                                 114,179
      4,155  Roesch Medizintechnik (1)                     256,707
      2,300  Telegate                                      291,327
      2,500  WWL Internet (1)                               54,903
                                                       -----------
                                                         1,212,697
                                                       -----------
             HONG KONG - 2.3%
     80,000  Legend Holdings                                92,438
     38,000  Quality Healthcare Asia (1)                    15,612
     23,000  Sunday Communications (1)                       4,902
    480,000  Tan Chong International                        77,032
    168,000  TCL International Holdings                    101,374
     26,000  Varitronix International                       59,250
                                                       -----------
                                                           350,608
                                                       -----------
             IRELAND - 2.7%
     45,750  Fyffes                                         77,126
      7,000  SmartForce ADR (1)                            334,250
                                                       -----------
                                                           411,376
                                                       -----------
             ITALY - 2.8%
     11,500  Class Editori                                 157,191
  SHARES                                                  VALUE
-----------                                            -----------
             ITALY (CONTINUED)
     35,500  De Rigo ADR                               $   186,375
     11,400  Gewiss                                         74,276
                                                       -----------
                                                           417,842
                                                       -----------
             JAPAN - 19.3%
     11,000  Airport Facilties                              42,241
     10,000  Amada                                          91,051
     10,000  ARC Land Sakamoto                             122,141
      6,000  Charle                                         37,753
          1  Crayfish (1)                                   68,473
          1  Cyberagent (1)                                 92,069
     15,000  Diamond City                                   48,579
     19,000  Eiden                                         162,096
     11,600  EXEDY                                          91,450
      1,000  Fujitsu Devices                                29,610
      9,500  Idec Izumi                                    151,196
      6,000  Inaba Denkisangyo                              59,239
     12,000  Japan Airport Terminal                         98,934
      5,200  Koha                                          197,277
      1,900  Kosaido                                        17,616
      9,000  Mandom                                        137,409
      5,000  Meiko Shokai                                   78,652
          2  Mobilephone Telecommunications
               International (1)                            39,603
     16,000  Nippon Thompson                               165,964
     18,000  Nissan Fire & Marine Insurance                 47,135
     35,000  Rengo                                         200,793
        500  Ryohin Keikaku                                 92,763
     19,000  Sanken Electric                               118,671
      4,000  Sanyo Chemical Industries                      36,605
     35,000  Sumitomo Warehouse                             90,033
      4,000  Tachihi Enterprise                             85,869
      2,400  TKC                                            53,631
     12,000  Toho Real Estate                               41,639
      5,800  Torii Pharmaceutical                          126,657
      3,500  Trusco Nakayama                                38,831
     12,500  Tsubaki Nakashima                             156,378
      1,500  United Arrows                                  77,726
      7,000  Yushiro Chemical Industry                      27,852
                                                       -----------
                                                         2,925,936
                                                       -----------
             LUXEMBOURG - 1.0%
      2,600  SBS Broadcasting (1)                          143,000
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             NETHERLANDS - 4.6%
      4,000  Apothekers Cooperatie OPG                 $    97,322
      9,100  Be Semiconductor Industries (1)               184,920
      2,804  Devote                                        112,426
      4,368  Ordina Beheer                                 159,214
        500  Qiagen (1)                                     71,533
      3,400  Seagull Holding (1)                            76,217
                                                       -----------
                                                           701,632
                                                       -----------
             SINGAPORE - 3.6%
    109,000  Lindeteves-Jacoberg                           100,865
     83,000  Sembcorp Industries                            87,499
     52,000  Singapore Computer Systems                    115,729
      7,000  Venture Manufacturing (Singapore)              81,994
     60,000  WBL                                            84,337
     98,000  Wing Tai Holdings                              80,354
                                                       -----------
                                                           550,778
                                                       -----------
             SPAIN - 4.2%
     15,384  NH Hoteles (1)                                173,131
     10,000  Prosegur, CIA de Seguridad                    118,280
      2,900  Sogecable (1)                                 119,975
     27,300  TelePizza (1)                                 221,158
                                                       -----------
                                                           632,544
                                                       -----------
             SWEDEN - 3.4%
      7,800  OM Gruppen                                    324,103
      3,100  Resco                                          93,491
      8,800  Scandic Hotels                                 93,380
                                                       -----------
                                                           510,974
                                                       -----------
             SWITZERLAND - 2.8%
          4  Lindt & Spruengli                             102,297
        290  Selecta Group                                  89,336
        247  SEZ Holding                                   228,986
                                                       -----------
                                                           420,619
                                                       -----------
             UNITED KINGDOM - 21.5%
     20,000  Allied Leisure                                 39,746
     50,000  Amstrad                                       156,480
     70,000  Arriva                                        217,977
    100,000  Booker (1)                                    198,730
    100,500  British Regional Airlines Group                74,700
     25,000  Fairey Group                                  160,588
  SHARES                                                  VALUE
-----------                                            -----------
             UNITED KINGDOM (CONTINUED)
     14,550  Galen Holdings                            $   140,705
      4,118  Interx                                        103,746
     90,000  John David Sports                             190,123
      5,650  JSB Software Technologies (1)                 143,668
     75,000  Low & Bonar                                   151,394
     60,000  Meconic                                       174,632
     20,000  Microgen                                      125,184
     15,000  Minorplanet Systems (1)                       113,252
     28,000  Parity Group                                  153,789
     25,000  Penna Holdings                                173,889
     60,000  Photo-Me International                        144,588
     80,000  Planit Holdings                               137,702
     20,000  Renishaw                                      168,998
     33,000  Rosebys                                       204,488
     14,500  Scipher (1)                                   111,179
     16,700  VEGA Group                                    180,312
                                                       -----------
                                                         3,265,870
                                                       -----------
             Total Common Stocks
               (cost $11,426,335)                       13,849,304
                                                       -----------
             PREFERRED STOCK - 2.2%
             GERMANY - 2.2%
        640  Marschollek, Lautenschlaeger und Partner
               (cost $61,750)                              340,852
                                                       -----------
             SHORT-TERM INVESTMENTS - 5.3%
     18,563  SSgA Money Market Fund, 5.766% (2)             18,563
    778,818  SSgA U.S. Government Money Market Fund,
               5.677% (2)                                  778,818
                                                       -----------

Total Short-Term Investments
  (cost $797,381)                              797,381
                                           -----------
Total Investments
  (cost $12,285,466) - 98.9%                14,987,537
Other Assets Less Liabilities - 1.1%           172,616
                                           -----------
Total Net Assets - 100%                    $15,160,153
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.
ADR - American Depository Receipts

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                                 UNDERLYING     UNREALIZED
                                                                FACE AMOUNT    APPRECIATION
CONTRACT DATE             CURRENCY                  UNITS         OF VALUE    (DEPRECIATION)
-------------             --------                  -----       -----------   --------------

   5/18/00              Japanese Yen               28,436,220   $   264,032      $    (28)
   5/18/00              Japanese Yen               24,190,000       221,992        (2,637)
   5/18/00              Japanese Yen               10,997,000       102,364           246
   5/18/00              Japanese Yen               37,383,000       347,862           722
   5/26/00              Japanese Yen               24,713,000       225,706        (4,107)
   5/26/00              Japanese Yen               64,720,000       608,042         6,194
   6/07/00              Japanese Yen               40,095,000       380,192         6,520
                                                                -----------      --------
                                                                $ 2,150,190      $  6,910
                                                                ===========      ========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

SHARES                                                VALUE
-------                                            -----------
         COMMON STOCKS - 97.4%
         BASIC MATERIALS - 5.5%
  3,900  Avery Dennison                            $   255,937
  4,200  Sealed Air (1)                                233,625
  3,400  Weyerhaeuser                                  181,688
  5,300  Willamette Industries                         202,394
                                                   -----------
                                                       873,644
                                                   -----------
         CAPITAL GOODS - 6.1%
  9,900  American Power Conversion (1)                 349,594
  4,700  Danaher                                       268,487
  5,400  Dover                                         274,387
  1,194  Illinois Tool Works                            76,491
                                                   -----------
                                                       968,959
                                                   -----------
         COMPUTER SOFTWARE - 9.8%
  3,700  DST Systems (1)                               274,494
  3,800  Network Solutions Class A (1)                 562,400
 11,600  Novell (1)                                    227,650
  3,600  VeriSign (1)                                  501,750
                                                   -----------
                                                     1,566,294
                                                   -----------
         CONSUMER CYCLICALS - 21.8%
  5,400  Circuit City Stores-Circuit City Group        317,587
  9,200  Dollar General                                210,450
  3,800  Dow Jones & Company                           246,525
 11,500  Family Dollar Stores                          219,219
  7,800  Harley-Davidson                               310,537
  8,100  Harrahs Entertainment (1)                     166,556
  5,300  Hertz Class A                                 165,294
  6,750  Infinity Broadcasting (1)                     229,078
  7,000  Jones Apparel Group (1)                       207,813
  3,700  Knight-Ridder                                 181,531
  5,600  New York Times Class A                        230,650
 16,200  Park Place Entertainment (1)                  207,563
  4,000  Tiffany & Company                             290,750
  3,400  Whirlpool                                     221,425
  4,900  Young & Rubicam                               272,869
                                                   -----------
                                                     3,477,847
                                                   -----------
         CONSUMER STAPLES - 1.0%
 10,400  Hormel Foods                                  158,600
                                                   -----------
SHARES                                                VALUE
-------                                            -----------
         ENERGY - 9.4%
  6,900  Dynegy Class A                            $   451,519
 11,100  EOG Resources                                 276,113
 10,300  Imperial Oil                                  242,050
  4,200  Kerr-McGee                                    217,350
  3,900  Vastar Resources                              314,437
                                                   -----------
                                                     1,501,469
                                                   -----------
         FINANCIAL SERVICES - 5.1%
  4,000  Allmerica Financial                           216,500
  4,500  Capital One Financial                         196,875
  4,000  MGIC Investment                               191,250
  2,200  Old Kent Financial                             66,275
  5,300  UnionBanCal                                   146,744
                                                   -----------
                                                       817,644
                                                   -----------
         TECHNOLOGY - 29.0%
  8,200  Analog Devices (1)                            629,862
 15,500  ARM Holdings ADR (1)                          492,125
 12,600  Atmel (1)                                     616,612
  7,600  Celestica (1)                                 414,675
  8,600  Concord EFS (1)                               192,425
  7,600  Fiserv (1)                                    349,125
  3,000  Lexmark International Group (1)               354,000
  8,850  Symbol Technologies                           493,388
  6,000  Teradyne (1)                                  660,000
  4,400  Waters (1)                                    416,900
                                                   -----------
                                                     4,619,112
                                                   -----------
         TELECOMMUNICATIONS - 4.6%
  9,600  ADC Telecommunications (1)                    583,200
  2,600  United States Cellular (1)                    156,163
                                                   -----------
                                                       739,363
                                                   -----------
         TRANSPORTATION - 5.1%
  7,800  Canadian National Railway                     218,887
  9,900  Canadian Pacific                              235,744
  5,000  Kansas City Southern Industries               359,375
                                                   -----------
                                                       814,006
                                                   -----------
         Total Common Stocks
           (cost $11,718,690)                       15,536,938
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

SHARES                                                VALUE
-------                                            -----------
         SHORT-TERM INVESTMENTS - 3.1%
501,587  SSgA U.S. Government Money Market Fund
           5.677% (2)
           (cost $501,587)                         $   501,587
                                                   -----------

Total Investments
  (cost $12,220,277) - 100.5%               16,038,525
Liabilities in Excess of Other Assets -
(0.5%)                                         (78,146)
                                           -----------
Total Net Assets - 100%                    $15,960,379
                                           ===========

------------------

(a)  Denotes non-income producing security.
(b)  Interest rate shown is 7-day yield as of April 30, 2000.
ADR - American Depository Receipts.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 91.2%
             BASIC INDUSTRIES - 1.0%
      7,500  Cabot                                     $   202,500
      8,556  Cambrex                                       350,796
                                                       -----------
                                                           553,296
                                                       -----------
             BUSINESS SERVICES - 1.0%
     12,217  ACNielson (1)                                 281,754
     15,040  RemedyTemp Class A (1)                        297,980
                                                       -----------
                                                           579,734
                                                       -----------
             CAPITAL GOODS - 4.1%
     13,900  Mettler-Toledo International (1)              479,550
     14,028  Mueller Industries (1)                        462,047
      6,000  Pentair                                       229,500
      2,100  Plexus (1)                                    160,912
      5,985  SPX (1)                                       657,602
     15,100  Tetra Tech (1)                                355,794
                                                       -----------
                                                         2,345,405
                                                       -----------
             CONSUMER CYCLICALS - 13.4%
     17,490  Ames Department Stores (1)                    313,727
     11,300  AnnTaylor Stores (1)                          233,769
     20,839  CEC Entertainment (1)                         625,170
     27,594  Family Dollar Stores                          526,011
     35,908  Hollywood Entertainment (1)                   251,356
     15,300  International Game Technology                 372,938
     32,343  Jack in The Box (1)                           792,403
     11,900  Linens 'n Things (1)                          367,413
     10,215  Regis                                         119,388
     30,592  Rent-A-Center (1)                             623,312
     31,556  Rent-Way (1)                                  818,484
     12,455  Ruby Tuesday                                  260,777
     10,835  School Specialty (1)                          201,802
     32,405  ShopKo Stores (1)                             579,239
     15,704  Valassis Communications (1)                   534,917
     51,500  Venator Group (1)                             611,562
     24,990  WestPoint Stevens                             468,562
                                                       -----------
                                                         7,700,830
                                                       -----------
             CONSUMER STAPLES - 0.7%
     26,500  International Home Foods (1)                  385,906
                                                       -----------
             ENERGY - 8.6%
      8,280  BJ Services (1)                               581,670
      3,700  Cal Dive International (1)                    184,075
  SHARES                                                  VALUE
-----------                                            -----------
             ENERGY (CONTINUED)
     10,386  Cooper Cameron (1)                        $   778,950
     15,400  Core Laboratories (1)                         436,975
    167,000  Grey Wolf (1)                                 678,438
     15,469  Hanover Compressor (1)                        901,069
     18,800  Ocean Energy (1)                              243,225
     28,600  Pride International (1)                       647,075
     11,314  Weatherford International                     459,631
                                                       -----------
                                                         4,911,108
                                                       -----------
             FINANCIALS - 5.6%
     13,020  Affiliated Managers Group (1)                 522,428
     31,600  AmeriCredit (1)                               590,525
     16,978  AmerUs Life Holdings                          338,499
     17,837  Bank United                                   591,965
      6,898  Cullen/Frost Bankers                          170,294
     10,600  Federated Investors                           299,450
     36,918  Heller Financial                              717,594
                                                       -----------
                                                         3,230,755
                                                       -----------
             HEALTH CARE - 15.7%
     39,275  Apria Healthcare Group (1)                    547,395
      8,700  Beckman Coulter                               563,869
     13,400  C. R. Bard                                    583,737
     32,400  Dendrite International (1)                    741,150
        800  Dentsply International                         23,250
     55,100  Edwards Lifesciences (1)                      826,500
     22,691  Invacare                                      606,984
    212,000  Laboratory Corporation of America
               Holdings (1)                              1,258,750
     21,200  Lincare Holdings (1)                          646,600
     23,000  Mentor                                        406,813
     11,893  Quest Diagnostics (1)                         692,024
     30,739  Sybron International (1)                      956,751
     14,200  Triad Hospitals (1)                           244,063
     16,200  Universal Health Services (1)                 886,950
                                                       -----------
                                                         8,984,836
                                                       -----------
             MEDIA - 3.0%
      4,500  Catalina Marketing (1)                        455,625
      2,090  Cox Radio Class A (1)                         151,525
     14,600  Emmis Communications (1)                      620,500
     11,633  True North Communications                     479,134
                                                       -----------
                                                         1,706,784
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             TECHNOLOGY - 15.4%
     11,200  ACT Manufacturing (1)                     $   407,400
     17,600  Affiliated Computer Services (1)              583,000
     14,600  Amphenol (1)                                  930,750
     15,900  CommScope (1)                                 755,250
      9,796  CTS                                           617,760
     20,800  DDi (1)                                       312,000
     12,300  Harris                                        397,444
     12,800  In Focus Systems (1)                          383,200
      3,800  KEMET (1)                                     283,100
      1,900  Kent Electronics (1)                           55,456
     14,000  Litton Industries (1)                         608,125
     25,227  NOVA (1)                                      797,804
     14,943  PerkinElmer                                   818,129
      6,700  Technitrol                                    455,600
     10,500  Tektronix                                     607,688
     22,300  Thomas & Betts                                687,119
      2,800  Zomax (1)                                     132,475
                                                       -----------
                                                         8,832,300
                                                       -----------
             TECHNOLOGY-CELLULAR/
              TELECOMMUNICATIONS - 3.0%
     11,700  Choice One Communications                     374,400
     12,200  Dobson Communications Class A (1)             312,625
     13,900  ITC DeltaCom (1)                              456,962
     12,000  Pac-West Telecomm (1)                         256,500
      6,058  Pinnacle Holdings (1)                         340,384
                                                       -----------
                                                         1,740,871
                                                       -----------
             TECHNOLOGY-SEMICONDUCTORS - 11.8%
      4,800  Advanced Energy Industries (1)                331,200
      7,100  Applied Science & Technology (1)              193,031
     10,600  Cohu                                          403,463
     10,600  Cymer (1)                                     414,063
      8,300  DuPont Photomasks (1)                         465,319
     13,500  Fairchild Semiconductor (1)                   641,250
     17,500  General Semiconductor (1)                     350,000
     20,200  Integrated Device Technology (1)              970,862
      9,400  Kulicke and Soffa Industries (1)              736,137
      6,400  Lattice Semiconductor (1)                     431,200
     25,000  Oak Technology (1)                            351,563
     13,900  Pericom Semiconductor (1)                     610,731
      4,100  Therma-Wave (1)                               112,750
  SHARES                                                  VALUE
-----------                                            -----------
             TECHNOLOGY-SEMICONDUCTORS (CONTINUED)
     11,000  Varian Semiconductor Equipment
               Associates (1)                          $   739,750
                                                       -----------
                                                         6,751,319
                                                       -----------
             TECHNOLOGY-SOFTWARE - 4.5%
     11,400  Pinnacle Systems (1)                          273,600
     20,500  Progress Software (1)                         410,000
      2,526  Remedy (1)                                    134,194
     27,300  Sybase (1)                                    551,119
     14,100  Symantec (1)                                  880,369
     12,100  Unigraphics Solutions (1)                     325,187
                                                       -----------
                                                         2,574,469
                                                       -----------
             TRANSPORTATION - 0.3%
     14,670  Mesaba Holdings (1)                           183,375
                                                       -----------
             UTILITIES - 3.1%
      6,400  Avista                                        189,200
     28,407  El Paso Electric (1)                          314,252
     19,400  Kinder Morgan                                 588,063
     15,004  Montana Power                                 661,114
                                                       -----------
                                                         1,752,629
                                                       -----------
             Total Common Stocks
               (cost $42,841,735)                       52,233,617
                                                       -----------
             SHORT-TERM INVESTMENTS - 7.0%
  2,570,436  SSgA Money Market Fund 5.766% (2)           2,570,436
  1,459,845  SSgA U.S. Government Money Market Fund
               5.677% (2)                                1,459,845
                                                       -----------
             Total Short-Term Investments
               (cost $4,030,281)                         4,030,281
                                                       -----------

Total Investments
  (cost $46,872,016) - 98.2%                56,263,898
Other Assets Less Liabilities - 1.8%         1,045,178
                                           -----------
Total Net Assets - 100%                    $57,309,076
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 72.1%
             BASIC INDUSTRIES - 1.7%
     50,000  NCI Building Systems (1)                  $   956,250
                                                       -----------
             BUSINESS SERVICES - 2.8%
     80,000  APAC Customer Services (1)                    760,000
     20,900  Career Education (1)                          790,281
                                                       -----------
                                                         1,550,281
                                                       -----------
             CAPITAL GOODS - 0.8%
     10,600  Nortek (1)                                    219,950
     50,000  ROHN Industries (1)                           190,625
                                                       -----------
                                                           410,575
                                                       -----------
             CONSUMER CYCLICALS - 15.6%
     45,000  Braun's Fashions (1)                        1,029,375
      2,500  CACI International (1)                         56,250
    150,000  CSK Auto (1)                                1,575,000
     23,500  Deb Shops                                     326,063
     55,000  Fred's                                        866,250
     10,000  Hot Topic (1)                                 306,563
    100,000  InterTan (1)                                1,381,250
     25,000  Isle of Capri Casinos (1)                     346,875
     35,000  O'Charley's (1)                               444,062
     50,000  Performance Food Group (1)                  1,318,750
     90,000  Shoe Carnival (1)                             877,500
                                                       -----------
                                                         8,527,938
                                                       -----------
             CONSUMER STAPLES - 2.0%
     45,000  American Italian Pasta (1)                  1,113,750
                                                       -----------
             ENERGY - 6.1%
    100,000  Denbury Resources (1)                         387,500
     10,000  Gulf Island Fabrication (1)                   151,250
     15,000  Horizon Offshore (1)                          127,500
     34,900  Key Production (1)                            460,244
     12,500  Midcoast Energy Resources                     198,437
     35,000  Oceaneering International (1)                 603,750
     30,000  Patina Oil & Gas (2)                          588,125
     50,000  Superior Energy Services (1)                  462,500
     30,000  Unit (1)                                      335,625
                                                       -----------
                                                         3,314,931
                                                       -----------
             HEALTH CARE - 9.3%
     46,000  DIANON Systems (1)                            828,000
  SHARES                                                  VALUE
-----------                                            -----------
             HEALTH CARE (CONTINUED)
     70,100  Embrex (1)                                $ 1,152,269
     29,000  Exactech (1)                                  398,750
     30,000  Lark Technologies (1)                          75,938
     17,500  LifePoint Hospitals (1)                       299,687
     66,700  North American Scientific (1)               1,117,225
     68,600  Owens & Minor                                 823,200
     70,000  TriPath Imaging (1)                           420,000
                                                       -----------
                                                         5,115,069
                                                       -----------
             MEDIA - 0.7%
     20,000  Saga Communications (1)                       405,000
                                                       -----------
             TECHNOLOGY - 19.4%
     55,000  Bell Microproducts (1)                        852,500
     20,000  Brooktrout (1)                                540,000
     35,000  CoorsTek (1)                                1,577,187
      5,000  IKOS Systems (1)                               55,000
      3,000  ITI Technologies (1)                           77,063
     30,000  Jaco Electronics (1)                          483,750
     25,000  Keithley Instruments                        1,393,750
     40,000  Media 100 (1)                                 967,500
     34,000  Nu Horizons Electronics                       603,920
     50,000  Quintus (1)                                   501,875
    100,000  Richardson Electronics                      1,268,750
     20,000  Rimage (1)                                    375,000
     10,000  ScanSource (1)                                345,000
      5,000  THQ (1)                                        76,563
     54,500  Trimble Navigation (1)                      1,505,562
                                                       -----------
                                                        10,623,420
                                                       -----------
             TECHNOLOGY-SEMICONDUCTORS - 12.8%
     50,000  Cabot Microelectronics (1)                  1,625,000
    141,000  Catalyst Semiconductor (1)                  1,075,125
      5,000  Integrated Measurment Systems                  85,000
      5,000  Integrated Silicon Solution (1)               152,813
     68,500  Metron Technology (1)                       1,429,937
     40,000  Pioneer-Standard Electronics                  612,500
     41,000  PSi Technologies Holdings (1)                 676,500
     10,000  Robotic Vision Systems (1)                    149,375
     60,000  Semitool (1)                                1,202,812
                                                       -----------
                                                         7,009,062
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             TECHNOLOGY-SOFTWARE - 0.1%
      5,000  Objective Systems Integrators (1)         $    71,250
                                                       -----------
             TRANSPORTATION - 0.8%
     32,900  Mesaba Holdings (1)                           411,250
                                                       -----------
             Total Common Stocks (cost $35,895,256)     39,508,776
                                                       -----------
             EXPIRATION/EXERCISE
 CONTRACT    DATE/PRICE
-----------  -------------------
             OPTIONS - 4.5%
     20,000  Precision Drilling Call May 00/30              75,000
     10,000  Precision Drilling Call June 00/25             82,800
     20,000  Russell 2000 Index Put May 00/490             245,000
      7,500  Russell 2000 Index Put May 00/500             120,000
     30,000  Russell 2000 Index Put May 00/530             948,750
      7,500  Russell 2000 Index Put May 00/460              42,187
      7,500  Russell 2000 Index Put May 00/480             102,188
     25,000  Russell 2000 Index Put June 00/500            837,500
                                                       -----------
             Total Options (cost $3,745,075)             2,453,425
                                                       -----------

  SHARES
-----------
             SHORT-TERM INVESTMENTS - 9.4%
  2,569,495  SSgA Money Market Fund 5.766% (3)           2,569,495
  2,569,496  SSgA U.S. Government Money Market Fund
               5.677% (3)                                2,569,496
                                                       -----------
             Total Short-Term Investments
               (cost $5,138,991)                         5,138,991
                                                       -----------

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             REPURCHASE AGREEMENT - 11.4%
$ 6,264,000  State Street Bank and Trust Company,
               4.750%, 05/01/2000 (4)
               (cost $6,264,000)                       $ 6,264,000
                                                       -----------

Total Investments (cost $51,043,322) -
  97.4%                                     53,365,192
Other Assets Less Liabilities - 2.6%         1,423,450
                                           -----------
Total Net Assets - 100%                    $54,788,642
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2) Includes $171,875 for warrants to acquire 50,000 shares of the issuer at a strike price of $12.50.
(3)  Interest rate shown is 7-day yield as of April 30, 2000.
(4) The repurchase agreement, dated 4/28/00 with a repurchase price of $6,266,480 is collateralized by a $5,865,000 United States Treasury Bond, 6.875%, due 8/15/25, valued at $6,390,322.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                            EMERGING
                                                          INTERNATIONAL     MARKETS
                                                              FUND            FUND
                                                         ---------------  ------------
ASSETS
       Investments in securities, at value--Note 2        $122,784,082    $23,779,950
       Repurchase agreements                                         0      2,030,000
       Cash                                                          0            676
       Foreign currency, at value                               22,981        280,283
       Dividends receivable                                    319,789         44,683
       Interest receivable                                      53,032          8,146
       Receivable for securities sold                          390,788        250,156
       Receivable for foreign currency contracts sold                0              0
       Receivable for Fund shares sold                       2,504,983        151,760
       Deferred organizational costs                             1,237            486
       Prepaid expenses                                          5,083         19,877
       Due from Investment Adviser--Note 3                      10,219          6,698
                                                          ------------    -----------
          Total Assets                                     126,092,194     26,572,715
                                                          ------------    -----------
LIABILITIES
       Payable for securities purchased                      1,043,581      1,647,699
       Payable for forward foreign currency contracts
         purchased                                              18,990             12
       Payable for Fund shares redeemed                      1,013,517              0
       Advisory fee payable--Note 3                             46,195         18,848
       Administration fee payable--Note 3                       23,094          4,710
       Shareholder servicing fee payable--Note 4                     0              0
       Accrued expenses and other liabilities                   44,277          8,793
                                                          ------------    -----------
          Total Liabilities                                  2,189,654      1,680,062
                                                          ------------    -----------
          Net Assets                                      $123,902,540    $24,892,653
                                                          ============    ===========
NET ASSETS
       Capital paid-in                                    $ 75,809,546    $24,807,242
       Undistributed (distributions in excess of) net
         investment income                                     750,664        (25,274)
       Accumulated net realized gain (loss) on
         investments and foreign currency transactions      39,689,460        879,086
       Net unrealized appreciation (depreciation) of
         investments and foreign currency transactions       7,652,870       (768,401)
                                                          ------------    -----------
          Net Assets                                      $123,902,540    $24,892,653
                                                          ============    ===========
INVESTOR CLASS:
       Net Assets                                         $123,902,540    $24,892,653
       Net asset value, offering and redemption price
         per share                                        $      17.76    $     13.51
Total shares outstanding at end of period                    6,976,366      1,842,026
ADVISOR CLASS:
       Net Assets--Note 9                                 $         --    $        --
       Net asset value, offering and redemption price
         per share                                        $         --    $        --
Total shares outstanding at end of period                           --             --
Cost of securities including repurchase agreements        $115,040,766    $26,578,567
Cost of foreign currency                                  $     26,420    $   281,161

--------------

(1)  See Note 1.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           INTERNATIONAL
                                                              SMALLER       U.S. DIVERSIFIED   U.S. SMALLER      MICRO
                                                             COMPANIES           GROWTH          COMPANIES        CAP
                                                               FUND               FUND             FUND           FUND
                                                         -----------------  -----------------  -------------  ------------
ASSETS
       Investments in securities, at value--Note 2          $14,987,537       $ 16,038,525     $ 56,263,898   $ 47,101,192
       Repurchase agreements                                          0                  0                0      6,264,000
       Cash                                                      20,245                  0                0            512
       Foreign currency, at value                                32,203                  0                0              0
       Dividends receivable                                      53,429              1,860           12,795          2,375
       Interest receivable                                          377              2,452           23,715         24,492
       Receivable for securities sold                           196,930                  0        1,874,285      5,285,777
       Receivable for foreign currency contracts sold             7,781                  0                0              0
       Receivable for Fund shares sold                           13,188             13,366           31,036        464,172
       Deferred organizational costs                              9,066                  0            6,460              0
       Prepaid expenses                                               0                112            7,362            317
       Due from Investment Adviser--Note 3                        6,644              2,984               20              0
                                                            -----------       ------------     ------------   ------------
          Total Assets                                       15,327,400         16,059,299       58,219,571     59,142,837
                                                            -----------       ------------     ------------   ------------
LIABILITIES
       Payable for securities purchased                          41,541                  0          826,033      4,267,924
       Payable for forward foreign currency contracts
         purchased                                                    0                  0                0              0
       Payable for Fund shares redeemed                          92,162             40,735           12,263              0
       Advisory fee payable--Note 3                               9,730              8,556           23,010         47,688
       Administration fee payable--Note 3                         3,247                  0           11,505          8,387
       Shareholder servicing fee payable--Note 4                      0                  0              595              0
       Accrued expenses and other liabilities                    20,567             49,629           37,089         30,196
                                                            -----------       ------------     ------------   ------------
          Total Liabilities                                     167,247             98,920          910,495      4,354,195
                                                            -----------       ------------     ------------   ------------
          Net Assets                                        $15,160,153       $ 15,960,379     $ 57,309,076   $ 54,788,642
                                                            ===========       ============     ============   ============
NET ASSETS
       Capital paid-in                                      $ 9,914,902       $ 10,256,518     $ 41,684,623   $ 33,424,640
       Undistributed (distributions in excess of) net
         investment income                                        8,140            (61,161)        (264,491)      (126,862)
       Accumulated net realized gain (loss) on
         investments and foreign currency transactions        2,529,411          1,946,774        6,497,062     19,168,994
       Net unrealized appreciation (depreciation) of
         investments and foreign currency transactions        2,707,700          3,818,248        9,391,882      2,321,870
                                                            -----------       ------------     ------------   ------------
          Net Assets                                        $15,160,153       $ 15,960,379     $ 57,309,076   $ 54,788,642
                                                            ===========       ============     ============   ============
INVESTOR CLASS:
       Net Assets                                           $15,160,153       $ 15,960,379     $ 50,279,109   $ 54,788,642
       Net asset value, offering and redemption price
         per share                                          $     17.52       $       7.33     $      16.97   $      33.11
Total shares outstanding at end of period                       865,507          2,178,773        2,962,873      1,654,830
ADVISOR CLASS:
       Net Assets--Note 9                                   $        --       $         --     $  7,029,967         N/A (1)
       Net asset value, offering and redemption price
         per share                                          $        --       $         --     $      16.85         N/A (1)
Total shares outstanding at end of period                            --                 --          417,326         N/A (1)
Cost of securities including repurchase agreements          $12,285,466       $ 12,220,277     $ 46,872,016   $ 51,043,322
Cost of foreign currency                                    $    32,642       $          0     $          0   $          0

--------------

(1)  See Note 1.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                          EMERGING
                                                         INTERNATIONAL    MARKETS
                                                             FUND           FUND
                                                         -------------  ------------
INVESTMENT INCOME
       Dividend income                                   $    811,206   $     91,746
       Interest income                                        199,004         38,099
       Foreign taxes                                         (107,524)       (12,964)
                                                         ------------   ------------
          Total Income                                        902,686        116,881
                                                         ------------   ------------
EXPENSES
       Investment advisory fees--Note 3                       343,100         78,666
       Shareholder servicing fees--Note 4                           0              0
       Administrative fees--Note 3                            161,555         19,667
       Subadministration Fees--Note 3                          72,565          7,931
       Custodian fees                                         101,728         32,253
       Audit fees                                              43,565         34,769
       Legal fees                                              47,358         11,906
       Printing expenses                                        4,984          4,984
       Trustees fees--Note 5                                   11,561          1,097
       Transfer agent fees                                     22,425         12,458
       Organizational expenses                                  1,237             98
       Registration fees                                        7,235          8,449
       Other                                                        0              0
                                                         ------------   ------------
          Total Expenses                                      817,313        212,278
       Expenses borne by Investment Adviser--Note 3           (99,970)       (78,544)
       Expenses waived--Note 3                                 (9,972)             0
                                                         ------------   ------------
          Net Expenses                                        707,371        133,734
                                                         ------------   ------------
Net Investment Income (Loss)                                  195,315        (16,853)
                                                         ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain (loss) on investments sold        39,774,007        954,329
       Net realized gain (loss) on foreign currency
         transactions                                          37,842        (17,984)
                                                         ------------   ------------
          Net realized gain (loss) on investments and
            foreign currency transactions                  39,811,849        936,345
                                                         ------------   ------------
       Change in net unrealized appreciation
         (depreciation) on investments                    (17,491,645)    (1,138,489)
       Change in net unrealized appreciation
         (depreciation) on foreign currency
         transactions                                         464,656          6,765
                                                         ------------   ------------
          Net change in unrealized appreciation
            (depreciation) on investments and foreign
            currency transactions                         (17,026,989)    (1,131,724)
                                                         ------------   ------------
Net Gain (Loss)                                            22,784,860       (195,379)
                                                         ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $ 22,980,175   $   (212,232)
                                                         ============   ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           INTERNATIONAL    U.S. DIVERSIFIED  U.S. SMALLER     MICRO
                                                         SMALLER COMPANIES       GROWTH        COMPANIES        CAP
                                                               FUND               FUND            FUND         FUND
                                                         -----------------  ----------------  ------------  -----------
INVESTMENT INCOME
       Dividend income                                     $     93,024        $   44,034     $    75,506   $    24,420
       Interest income                                           12,680             8,083         115,181       170,326
       Foreign taxes                                            (11,207)             (953)              0             0
                                                           ------------        ----------     -----------   -----------
          Total Income                                           94,497            51,164         190,687       194,746
                                                           ------------        ----------     -----------   -----------
EXPENSES
       Investment advisory fees--Note 3                          63,155            56,009         106,193       201,010
       Shareholder servicing fees--Note 4                             0                 0           6,211             0
       Administrative fees--Note 3                               18,573                 0          63,766        40,202
       Subadministration Fees--Note 3                             7,486             7,549          25,802        16,297
       Custodian fees                                            22,087            19,441          41,822        27,469
       Audit fees                                                33,985            14,326          63,386        16,270
       Legal fees                                                13,898            15,170          24,973        17,104
       Printing expenses                                          4,984             4,984           4,984         4,984
       Trustees fees--Note 5                                        997             1,197           3,987         1,295
       Transfer agent fees                                       12,458            10,764          22,424        10,764
       Organizational expenses                                    3,022                 0           2,509             0
       Registration fees                                          6,956             8,995           8,953         9,025
       Other                                                        167                 0           1,224           223
                                                           ------------        ----------     -----------   -----------
          Total Expenses                                        187,768           138,435         376,234       344,643
       Expenses borne by Investment Adviser--Note 3             (68,893)          (18,642)        (41,717)      (23,035)
       Expenses waived--Note 3                                   (7,434)           (7,468)              0             0
                                                           ------------        ----------     -----------   -----------
          Net Expenses                                          111,441           112,325         334,517       321,608
                                                           ------------        ----------     -----------   -----------
Net Investment Income (Loss)                                    (16,944)          (61,161)       (143,830)     (126,862)
                                                           ------------        ----------     -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain (loss) on investments sold           2,515,361         1,946,752       8,040,393    19,024,980
       Net realized gain (loss) on foreign currency
         transactions                                            15,513                22               0             0
                                                           ------------        ----------     -----------   -----------
          Net realized gain (loss) on investments and
            foreign currency transactions                     2,530,874         1,946,774       8,040,393    19,024,980
                                                           ------------        ----------     -----------   -----------
       Change in net unrealized appreciation
         (depreciation) on investments                        1,288,445         1,205,565       6,531,247       952,783
       Change in net unrealized appreciation
         (depreciation) on foreign currency
         transactions                                            31,449                 0               0             0
                                                           ------------        ----------     -----------   -----------
          Net change in unrealized appreciation
            (depreciation) on investments and foreign
            currency transactions                             1,319,894         1,205,565       6,531,247       952,783
                                                           ------------        ----------     -----------   -----------
Net Gain (Loss)                                               3,850,768         3,152,339      14,571,640    19,977,763
                                                           ------------        ----------     -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $  3,833,824        $3,091,178     $14,427,810   $19,850,901
                                                           ============        ==========     ===========   ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                  INTERNATIONAL FUND
                                          ----------------------------------
                                          Six Months Ended
                                           April 30, 2000      Year Ended
                                            (Unaudited)     October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income             $     195,315      $    858,784
  Net realized gain (loss) on
    investments and foreign currency          39,811,849        14,091,624
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency                         (17,026,989)       13,193,036
                                           -------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                 22,980,175        28,143,444
                                           -------------      ------------
Dividends and Distributions to Investor
  Shareholders:
  From net investment income                    (589,679)       (1,311,873)
  From net realized capital gains            (12,889,783)      (22,931,620)
Dividends and Distributions to Advisor
  Shareholders:
  From net investment income                           0                 0
  From net realized capital gains                      0               (17)
                                           -------------      ------------
                                             (13,479,462)      (24,243,510)
                                           -------------      ------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                            114,537,471        23,765,334
  Reinvestment of distributions               12,350,145                 0
  Redemptions of shares                     (170,105,731)                0
                                           -------------      ------------
  Total increase (decrease) from
    Investor share transactions              (43,218,115)       23,765,334
                                           -------------      ------------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                      0                 0
  Reinvestment of distributions                        0                 0
  Redemptions of shares                                0              (100)
                                           -------------      ------------
  Total increase (decrease) from Advisor
    share transactions                                 0              (100)
                                           -------------      ------------
NET ASSETS
  Beginning of period                        157,619,942       129,954,774
                                           -------------      ------------
  End of period                            $ 123,902,540      $157,619,942
                                           =============      ============
Undistributed (distributions in excess
  of) net investment income                $     750,664      $  1,145,028
                                           =============      ============
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                              6,343,864         6,591,795
  Reinvestment of distributions                  723,076         1,232,674
  Redemption of shares                        (9,353,501)       (6,159,592)
                                           -------------      ------------
  Net increase (decrease) in Investor
    shares                                    (2,286,561)        1,664,877
                                           =============      ============
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                      0                 0
  Reinvestment of distributions                        0                 0
  Redemption of shares                                 0                (5)
                                           -------------      ------------
  Net increase (decrease) in Advisor
    shares                                             0                (5)
                                           =============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  EMERGING MARKETS FUND
                                     ------------------------------------------------
                                     Six Months Ended   For the Period
                                      April 30, 2000   June 1, 1999 to    Year Ended
                                       (Unaudited)     October 31, 1999  May 31, 1999
                                     ----------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income         $    (16,853)     $    (6,273)    $     5,785
  Net realized gain (loss) on
    investments and foreign
    currency                                936,345          246,833         202,377
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency                             (1,131,724)         128,134         237,379
                                       ------------      -----------     -----------
  Net increase (decrease) in net
    assets resulting from
    operations                             (212,232)         368,694         445,541
                                       ------------      -----------     -----------
Dividends and distributions to
  Investor Shareholders:
  From net investment income                (71,978)               0          (1,988)
  From net realized capital gains          (292,305)               0               0
Dividends and distributions to
  Advisor Shareholders:
  From net investment income                      0                0               0
  From net realized capital gains                 0                0               0
                                       ------------      -----------     -----------
                                           (364,283)               0          (1,988)
                                       ------------      -----------     -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                        32,440,892        3,568,272       5,729,736
  Reinvestment of distributions             364,285                0           1,988
  Redemptions of shares                 (10,498,391)      (2,992,318)     (3,975,370)
                                       ------------      -----------     -----------
  Total increase (decrease) from
    Investor share transactions          22,306,786          575,954       1,756,354
                                       ------------      -----------     -----------
NET ASSETS
  Beginning of period                     3,162,382        2,217,734          17,827
                                       ------------      -----------     -----------
  End of period                        $ 24,892,653      $ 3,162,382     $ 2,217,734
                                       ============      ===========     ===========
Undistributed (distributions in
  excess of) net investment income     $    (25,274)     $    63,557     $     6,691
                                       ============      ===========     ===========
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                         2,258,682          295,733         636,064
  Reinvestment of distributions              27,064                0             233
  Redemption of shares                     (703,348)        (244,868)       (429,505)
                                       ------------      -----------     -----------
  Net increase (decrease) in
    Investor shares                       1,582,398           50,865         206,792
                                       ============      ===========     ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                INTERNATIONAL SMALLER
                                                    COMPANIES FUND
                                          ----------------------------------
                                          Six Months Ended
                                           April 30, 2000      Year Ended
                                            (Unaudited)     October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income              $    (16,944)     $    37,236
  Net realized gain (loss) on
    investments and foreign currency           2,530,874        1,360,816
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency                           1,319,894        2,006,872
                                            ------------      -----------
  Net increase (decrease) in net assets
    resulting from operations                  3,833,824        3,404,924
                                            ------------      -----------
Dividends and distributions to Investor
  Shareholders:
  From net investment income                      (5,696)         (16,342)
  From net realized capital gains             (1,351,877)        (313,960)
Dividends and distributions to Advisor
  Shareholders:
  From net investment income                           0                0
  From net realized capital gains                      0                0
                                            ------------      -----------
                                              (1,357,573)        (330,302)
                                            ------------      -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                             13,238,986        3,936,628
  Reinvestment of distributions                1,269,384          104,039
  Redemptions of shares                      (11,660,418)      (1,444,023)
                                            ------------      -----------
  Total increase (decrease) from
    Investor share transactions                2,847,952        2,596,644
                                            ------------      -----------
NET ASSETS
  Beginning of period                          9,835,950        4,164,684
                                            ------------      -----------
  End of period                             $ 15,160,153      $ 9,835,950
                                            ============      ===========
Undistributed (distributions in excess
  of) net investment income                 $      8,140      $    30,780
                                            ============      ===========
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                                698,504          341,062
  Reinvestment of distributions                   82,740           11,420
  Redemption of shares                          (603,925)        (109,607)
                                            ------------      -----------
  Net increase (decrease) in Investor
    shares                                       177,319          242,875
                                            ============      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   U.S. DIVERSIFIED
                                                     GROWTH FUND
                                          ----------------------------------
                                          Six Months Ended
                                           April 30, 2000      Year Ended
                                            (Unaudited)     October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                     $   (61,161)      $  (128,036)
  Net realized gain (loss) on
    investments and foreign currency          1,946,774         1,801,211
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency                          1,205,565         1,962,730
                                            -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                 3,091,178         3,635,905
                                            -----------       -----------
Dividends and distributions to Investor
  Shareholders:
  From net investment income                          0                 0
  From net realized capital gains            (1,673,154)       (4,808,678)
Dividends and distributions to Advisor
  Shareholders:
  From net investment income                          0                 0
  From net realized capital gains                     0                 0
                                            -----------       -----------
                                             (1,673,154)       (4,808,678)
                                            -----------       -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                                43,014           237,273
  Reinvestment of distributions               1,297,455         3,726,473
  Redemptions of shares                        (907,978)       (1,221,470)
                                            -----------       -----------
  Total increase (decrease) from
    Investor share transactions                 432,491         2,742,276
                                            -----------       -----------
NET ASSETS
  Beginning of period                        14,109,864        12,540,361
                                            -----------       -----------
  End of period                             $15,960,379       $14,109,864
                                            ===========       ===========
Undistributed (distributions in excess
  of) net investment income                 $   (61,161)      $         0
                                            ===========       ===========
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                                 6,328            50,376
  Reinvestment of distributions                 206,296           640,288
  Redemption of shares                         (131,611)         (202,406)
                                            -----------       -----------
  Net increase (decrease) in Investor
    shares                                       81,013           488,258
                                            ===========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                U.S. SMALLER COMPANIES FUND
                                     -------------------------------------------------
                                     Six Months Ended   For the Period
                                      April 30, 2000   June 1, 1999 to    Year Ended
                                       (Unaudited)     October 31, 1999  May 31, 1999
                                     ----------------  ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                $   (143,830)     $   (120,661)   $   (380,568)
  Net realized gain (loss) on
    investments and foreign
    currency                              8,040,393         1,996,019      (5,520,499)
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency                              6,531,247        (1,771,479)     (3,940,525)
                                       ------------      ------------    ------------
  Net increase (decrease) in net
    assets resulting from
    operations                           14,427,810           103,879      (9,841,592)
                                       ------------      ------------    ------------
Dividends and distributions to
  Investor Shareholders:
  From net investment income                      0                 0               0
  From net realized capital gains                 0                 0        (115,656)
Dividends and distributions to
  Advisor Shareholders:
  From net investment income                      0                 0               0
  From net realized capital gains                 0                 0         (12,796)
                                       ------------      ------------    ------------
                                                  0                 0        (128,452)
                                       ------------      ------------    ------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                        12,298,887         4,665,045      48,301,794
  Reinvestment of distributions                   0                 0         114,698
  Redemptions of shares                 (17,026,559)      (10,478,035)    (42,480,798)
                                       ------------      ------------    ------------
  Total increase (decrease) from
    Investor share transactions          (4,727,672)       (5,812,990)      5,935,694
                                       ------------      ------------    ------------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                         1,706,328           807,383       5,849,691
  Reinvestment of distributions                   0                 0          12,796
  Redemptions of shares                  (1,081,099)         (867,866)     (5,298,368)
                                       ------------      ------------    ------------
  Total increase (decrease) from
    Advisor share transactions              625,229           (60,483)        564,119
                                       ------------      ------------    ------------
NET ASSETS
  Beginning of period                    46,983,709        52,753,303      56,223,534
                                       ------------      ------------    ------------
  End of period                        $ 57,309,076      $ 46,983,709    $ 52,753,303
                                       ============      ============    ============
Undistributed (distributions in
  excess of) net investment income     $   (264,491)     $   (120,661)   $          0
                                       ============      ============    ============
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                           832,238           359,380       3,708,043
  Reinvestment of distributions                   0                 0           9,456
  Redemption of shares                   (1,167,644)         (801,878)     (3,477,759)
                                       ------------      ------------    ------------
  Net increase (decrease) in
    Investor shares                        (335,406)         (442,498)        239,740
                                       ============      ============    ============
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                           112,535            62,559         524,063
  Reinvestment of distributions                   0                 0           1,058
  Redemption of shares                      (73,042)          (67,963)       (450,609)
                                       ------------      ------------    ------------
  Net increase (decrease) in
    Advisor shares                           39,493            (5,404)         74,512
                                       ============      ============    ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      MICRO CAP FUND
                                     ------------------------------------------------
                                     Six Months Ended   For the Period
                                      April 30, 2000   June 1, 1999 to    Year Ended
                                       (Unaudited)     October 31, 1999  May 31, 1999
                                     ----------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                $  (126,862)      $   (51,272)    $   (90,189)
  Net realized gain (loss) on
    investments and foreign
    currency                            19,024,980         3,611,077       3,798,687
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency                               952,783          (154,964)        932,978
                                       -----------       -----------     -----------
  Net increase (decrease) in net
    assets resulting from
    operations                          19,850,901         3,404,841       4,641,476
                                       -----------       -----------     -----------
Dividends and distributions to
  Investor Shareholders:
  From net investment income                     0                 0               0
  From net realized capital gains       (5,813,221)                0      (1,091,088)
                                       -----------       -----------     -----------
                                        (5,813,221)                0      (1,091,088)
                                       -----------       -----------     -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                       19,107,602         3,871,457       6,563,434
  Reinvestment of distributions          5,642,897                 0         770,633
  Redemptions of shares                 (4,595,119)         (998,073)     (2,906,697)
                                       -----------       -----------     -----------
  Total increase (decrease) from
    Investor share transactions         20,155,380         2,873,384       4,427,370
                                       -----------       -----------     -----------
NET ASSETS
  Beginning of period                   20,595,582        14,317,357       6,339,599
                                       -----------       -----------     -----------
  End of period                        $54,788,642       $20,595,582     $14,317,357
                                       ===========       ===========     ===========
Undistributed (distributions in
  excess of) net investment income     $  (126,862)      $         0     $         0
                                       ===========       ===========     ===========
OTHER INFORMATION
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                          675,221           174,358         409,850
  Reinvestment of distributions            280,740                 0          56,415
  Redemption of shares                    (138,835)          (46,302)       (201,229)
                                       -----------       -----------     -----------
  Net increase (decrease) in
    Investor shares                        817,126           128,056         265,036
                                       ===========       ===========     ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                           Six Months Ended                  For the Year Ended October 31,
                            April 30, 2000   ---------------------------------------------------------------
                             (Unaudited)        1999         1998         1997       1996 (a)       1995
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period          $  17.02       $  17.10     $  18.37     $  20.01     $  20.91     $  23.17
                               --------       --------     --------     --------     --------     --------
Investment Operations (b)
  Net Investment Income            0.06           0.07         0.23         0.14         0.15         0.46
  Net Realized and
    Unrealized Gain
    (Loss) on Investments
    and Foreign Currency
    Transactions                   2.35           3.20         0.34         1.31         1.74        (0.18)
                               --------       --------     --------     --------     --------     --------
Total from Investment
  Operations                       2.41           3.27         0.57         1.45         1.89         0.28
                               --------       --------     --------     --------     --------     --------
Distributions From
  Net Investment Income           (0.07)         (0.18)       (0.29)       (0.46)       (0.47)          --
  Net Realized Gain on
    Investments and
    Foreign Currency
    Transactions                  (1.60)         (3.17)       (1.55)       (2.63)       (2.32)       (2.54)
                               --------       --------     --------     --------     --------     --------
Total Distributions               (1.67)         (3.35)       (1.84)       (3.09)       (2.79)       (2.54)
                               --------       --------     --------     --------     --------     --------
Net Asset Value, End of
  Period                       $  17.76       $  17.02     $  17.10     $  18.37     $  20.01     $  20.91
                               ========       ========     ========     ========     ========     ========
Total Return (c)                 14.66%         21.82%        3.82%        8.33%       10.05%        2.08%
Ratios and Supplementary
  Data:
Net Assets at End of
  Period (in thousands)        $123,903       $157,620     $129,955     $191,219     $202,735     $212,330
Ratios to Average Net
  Assets: (b)
  Expenses including
    reimbursement/waiver
    of fees                       0.99%(d)       0.99%        0.99%        0.99%        0.99%        0.91%
  Expenses excluding
    reimbursement/waiver
    of fees                       1.12%(d)       1.06%        1.08%        1.06%        1.04%          N/A
  Net investment income
    including
    reimbursement/ waiver
    of fees                       0.27%(d)       0.60%        1.14%        0.67%        0.86%        0.99%
Portfolio Turnover Rate
  (e)                               59%(f)         85%          53%          36%          56%          61%

--------------

(a)  On November 1, 1995, the Fund converted to a master-feeder structure.
(b) For the period November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the years after October 31, 1995 through October 31, 1998, represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                                     Six Months          For the Period     For the Year   For the Period
                                Ended April 30, 2000         Ended             Ended           Ended
                                    (Unaudited)       October 31, 1999 (a)  May 31, 1999  May 31, 1998 (f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                              $  12.18              $  10.62          $   9.04        $ 10.00
                                      --------              --------          --------        -------
Investment Operations (b)
  Net Investment Income (Loss)           (0.14)                (0.03)             0.03           0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                          2.08                  1.59              1.58          (0.98)
                                      --------              --------          --------        -------
Total from Investment
  Operations                              1.94                  1.56              1.61          (0.96)
                                      --------              --------          --------        -------
Distributions from
  Net Investment Income                  (0.12)                   --             (0.03)            --
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                (0.49)                   --                --             --
                                      --------              --------          --------        -------
Total Distributions                      (0.61)                   --             (0.03)            --
                                      --------              --------          --------        -------
Net Asset Value, End of Period        $  13.51              $  12.18          $  10.62        $  9.04
                                      ========              ========          ========        =======
Total Return (c)                        15.47%                14.69%            17.88%        (9.60)%

Ratios and Supplementary Data
Net Assets at End of Period
  (in thousands)                      $ 24,893              $  3,162          $  2,218        $    18
Ratios to Average Net Assets:
  (b)
  Expenses including
    reimbursement/ waiver of
    fees                                 1.70%(d)              1.70%(d)          1.65%          1.70%(d)
  Expenses excluding
    reimbursement/ waiver of
    fees                                 2.70%(d)              7.84%(d)         10.74%             --(e)
  Net investment income (loss)
    including
    reimbursement/waiver of
    fees                               (0.21)%(d)            (0.59)%(d)          0.51%          1.72%(d)
Portfolio Turnover Rate (g)                86%(h)               160%              177%(h)         23%(h)

----------------

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain expenses not been waived or reimbirsed during the periods shown. (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e)  Amount is not meaningful due to short period of operations.
(f)  For the period October 31, 1997 (Commencement of Operations) through
     May 31, 1998.
(g) The portfolio turnover rates for the periods ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from Spetember 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                         For the Year Ended       For the Period
                                                    Six Months               October 31,              Ended
                                               Ended April 30, 2000  ---------------------------   October 31,
                                                   (Unaudited)           1999           1998         1997 (a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 14.29            $  9.35        $ 9.22         $10.00
                                                     -------            -------        ------         ------
Investment Operations (b)
  Net Investment Income (Loss)                         (0.03)              0.06          0.05           0.02
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions                                        5.23               5.62          0.60          (0.79)
                                                     -------            -------        ------         ------
Total from Investment Operations                        5.20               5.68          0.65          (0.77)
                                                     -------            -------        ------         ------
Distributions from
  Net Investment Income                                (0.01)             (0.04)        (0.01)         (0.01)
  Net Realized Gain on Investments and
    Foreign Currency Transactions                      (1.96)             (0.70)        (0.51)            --
                                                     -------            -------        ------         ------
Total Distributions                                    (1.97)             (0.74)        (0.52)         (0.01)
                                                     -------            -------        ------         ------
Net Asset Value, End of Period                       $ 17.52            $ 14.29        $ 9.35         $ 9.22
                                                     =======            =======        ======         ======
Total Return (c)                                      38.22%             65.27%         7.88%          (7.73)%
Ratios and Supplementary Data:
Net Assets at End of Period (in thousands)           $15,160            $ 9,836        $4,165         $6,836
Ratios to Average Net Assets: (b)
  Expenses including reimbursement/waiver of
    fees                                               1.50%(d)           1.50%         1.50%          1.50%(d)
  Expenses excluding reimbursement/waiver of
    fees                                               2.53%(d)           2.74%         5.26%          3.93%(d)
  Net investment income including
    reimbursement/waiver of fees                      (0.23%)(d)          0.53%         0.33%          0.21%(d)
Portfolio Turnover Rate (e)                              54%(f)             81%           82%            32%(f)

--------------

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998, represent the turnover of the underlying portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                             Six Months
                               Ended                     For the Year Ended October 31,
                           April 30, 2000  ----------------------------------------------------------
                            (Unaudited)       1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period         $  6.73       $  7.79     $  9.82     $  9.76     $  9.41     $  8.52
                              -------       -------     -------     -------     -------     -------
Investment Operations
  Net Investment Income
    (Loss)                      (0.03)        (0.06)      (0.06)      (0.01)       0.04        0.07
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        1.45          2.00        0.78        2.20        1.62        1.33
                              -------       -------     -------     -------     -------     -------
Total from Investment
  Operations                     1.42          1.94        0.72        2.19        1.66        1.40
                              -------       -------     -------     -------     -------     -------
Distributions From
  Net Investment Income            --            --          --       (0.02)      (0.07)      (0.05)
  Net Realized Gain on
    Investments                 (0.82)        (3.00)      (2.75)      (2.11)      (1.24)      (0.46)
                              -------       -------     -------     -------     -------     -------
Total Distributions             (0.82)        (3.00)      (2.75)      (2.13)      (1.31)      (0.51)
                              -------       -------     -------     -------     -------     -------
Net Asset Value, End of
  Period                      $  7.33       $  6.73     $  7.79     $  9.82     $  9.76     $  9.41
                              =======       =======     =======     =======     =======     =======
Total Return (a)               23.23%        30.95%       8.87%      26.49%      19.45%      17.68%

Ratios and Supplementary
  Data:
Net Assets at End of
  Period (in thousands)       $15,960       $14,110     $12,540     $13,861     $17,187     $19,688
Ratios to Average Net
  Assets:
  Expenses including
    reimbursement/waiver
    of fees                     1.50%(b)      1.50%       1.50%       1.50%       1.40%       1.40%
  Expenses excluding
    reimbursement/waiver
    of fees                     1.85%(b)      1.99%       1.85%       1.68%       1.43%         N/A
  Net investment income
    (loss) including
    reimbursement/waiver
    of fees                    (0.82%)(b)    (0.93%)     (0.71%)     (0.09%)      0.43%       0.78%
Portfolio Turnover Rate           75%(c)        87%        209%         44%         57%         57%

--------------

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3).
     Total return calculations for a period of less than one year are not annualized.
(b)  Annualized.
(c)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                                Six Months         For the                                   For the
                                   Ended           Period          For the Year Ended         Period        For the Year Ended
                                 April 30,          Ended                May 31,              Ended             October 31,
                                   2000          October 31,      ---------------------      May 31,       ---------------------
                                (Unaudited)       1999 (b)          1999         1998        1997 (g)      1996 (a)       1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                          $ 12.79          $ 12.80        $  14.76      $ 13.26      $ 17.23       $ 15.14       $ 11.81
                                  -------          -------        --------      -------      -------       -------       -------
Investment Operations (c)
  Net Investment Income (Loss)      (0.05)           (0.03)          (0.09)       (0.06)       (0.02)        (0.06)        (0.04)
  Net Realized and Unrealized
    Gain (Loss) on Investments       4.23             0.02           (1.84)        2.82         1.88          4.10          3.78
                                  -------          -------        --------      -------      -------       -------       -------
Total from Investment
  Operations                         4.18            (0.01)          (1.93)        2.76         1.86          4.04          3.74
                                  -------          -------        --------      -------      -------       -------       -------
Distributions From
  Net Realized Gain on
    Investments                        --               --           (0.03)       (1.26)       (5.83)        (1.95)        (0.41)
                                  -------          -------        --------      -------      -------       -------       -------
Net Asset Value, End of Period    $ 16.97          $ 12.79        $  12.80      $ 14.76      $ 13.26       $ 17.23       $ 15.14
                                  =======          =======        ========      =======      =======       =======       =======
Total Return (d)                   32.68%          (0.08)%        (13.08)%       21.63%       14.73%        29.35%        32.84%

Ratios and Supplementary Data
Net Assets at End of Period
  (in thousands)                  $50,279          $42,177        $ 47,870      $51,679      $26,104       $13,743       $15,287
Ratios to Average Net Assets:
  (c)
  Expenses including
    reimbursement/waiver of
    fees                            1.26%(e)         1.35%(e)        1.42%        1.37%        1.49%(e)      1.49%         1.49%
  Expenses excluding
    reimbursement/waiver of
    fees                            1.26%(e)         1.35%(e)        1.45%        1.37%        1.87%(e)        N/A           N/A
  Net investment income (loss)
    including reimbursement/
    waiver of fees                  (0.51)%(e)       (0.54)%(e)      (0.65)%      (0.51)%      (0.42)%(e)    (0.35)%       (0.30)%
Portfolio Turnover Rate (f)           91%(h)           52%(h)         119%          55%          34%(h)        59%           93%

------------------

(a)  On August 15, 1996, the Fund converted to a master-feeder structure.
(b) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(c) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(d) Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(e)  Annualized.
(f) The portfolio turnover rates for the years after October 31, 1995 through May 31, 1999, represent the turnover of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio.
(g) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.
(h)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

    Selected per share data and ratios for an Advisor share outstanding throughout each period:

                                Six Months         For the        For the       For the      For the
                                   Ended           Period           Year         Year         Period
                                 April 30,          Ended          Ended         Ended        Ended
                                   2000          October 31,      May 31,       May 31,      May 31,
                                (Unaudited)       1999 (a)          1999         1998        1997 (b)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                          $12.72           $ 12.74        $  14.72      $13.24        $11.89
                                  ------           -------        --------      ------        ------
Investment Operations (c)
  Net Investment Income (Loss)     (0.05)            (0.04)          (0.12)      (0.05)        (0.03)
  Net Realized and Unrealized
    Gain (Loss) on Investments      4.18              0.02           (1.83)       2.79          1.38
                                  ------           -------        --------      ------        ------
Total from Investment
  Operations                        4.13             (0.02)          (1.95)       2.74          1.35
                                  ------           -------        --------      ------        ------
Distributions From
  Net Realized Gain on
    Investments                       --                --           (0.03)      (1.26)           --
                                  ------           -------        --------      ------        ------
Net Asset Value, End of Period    $16.85           $ 12.72        $  12.74      $14.72        $13.24
                                  ======           =======        ========      ======        ======

Total Return (d)                  32.39%           (0.16)%        (13.25)%      21.50%        11.35%

Ratios and Supplementary Data
Net Assets at End of Period
  (in thousands)                  $7,030           $ 4,807        $  4,883      $4,544        $   81
Ratios to Average Net Assets:
  (c)
  Expenses including
    reimbursement/ waiver of
    fees                           1.51%(e)          1.60%(e)        1.69%       1.58%         1.74%(e)
  Expenses excluding
    reimbursement/ waiver of
    fees                           3.19%(e)          2.24%(e)        2.52%       3.88%        57.02%(e)
  Net investment income (loss)
    including
    reimbursement/waiver of
    fees                           (0.76)%(e)        (0.79)%(e)      (0.95)%     (0.78)%       (0.67)%(e)
Portfolio Turnover Rate (f)          91%(g)            52%(g)         119%         55%           34%(g)

--------------

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b)  Advisor Shares were first issued on December 23, 1996.
(c) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(d) Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown (see Note 3). Total return calculation for a period of less than one year are not annualized.
(e)  Annualized.
(f) The portfolio turnover rates for the periods through May 31, 1999, represents the turnover of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio.
(g)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                                  Six Months
                                    Ended          For the Period     For the Year      For the
                                April 30, 2000         Ended             Ended        Period Ended
                                 (Unaudited)    October 31, 1999 (a)  May 31, 1999  May 31, 1998 (d)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $ 24.59            $ 20.18           $ 14.26         $ 10.00
                                   -------            -------           -------         -------
Investment Operations:
  Net Investment Income (Loss)       (0.08)             (0.06)            (0.13)          (0.04)
  Net Realized and Unrealized
    Gain on Investments              15.72               4.47              8.28            4.50
                                   -------            -------           -------         -------
Total from Investment
  Operations                         15.64               4.41              8.15            4.46
                                   -------            -------           -------         -------
Distributions From
  Net Realized Gain on
  Investments                        (7.12)                --             (2.23)          (0.20)
                                   -------            -------           -------         -------
Net Asset Value, End of Period     $ 33.11            $ 24.59           $ 20.18         $ 14.26
                                   =======            =======           =======         =======
Total Return (b)                    82.30%             21.85%            64.56%          45.41%

Ratios and Supplementary Data:
Net Assets at End of Period
  (in thousands)                   $54,789            $20,596           $14,317         $ 6,340
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver of
    fees                             2.00%(c)           2.00%(c)          2.00%           2.00%(c)
  Expenses excluding
    reimbursement/waiver of
    fees                             2.14%(c)           2.53%(c)          3.27%           6.02%(c)
  Net investment loss
    including
    reimbursement/waiver of
    fees                           (0.79)%(c)         (0.73)%(c)        (1.10)%         (0.77)%(c)
Portfolio Turnover Rate               407%(e)            173%(e)           341%            166%(e)

--------------

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c)  Annualized.
(d)  For the period October 15, 1997 (Commencement of Operations) through
     May 31, 1998.
(e)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)
NOTE 1. ORGANIZATION

      Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Diversified Growth Fund, Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund (collectively, the "Funds"). All Funds, except Schroder Micro Cap Fund, are presently authorized to issue two classes of shares--"Investor Shares" and "Advisor Shares". As of April 30, 2000, each Fund had Investor Shares outstanding and only Schroder U.S. Smaller Companies Fund has Advisor Shares outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Trust which are in conformity with generally accepted accounting principles:

  VALUATION OF INVESTMENTS

      Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees ("Trustees").

  REPURCHASE AGREEMENTS

      When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Diversified Growth Fund) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  INVESTMENT INCOME

      Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Funds are informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

  EXPENSES

      Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by SIMNA or the Trustees.

  DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

      To the extent a Fund that currently offers two classes of shares, investment income, common expenses of a Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by a Fund with respect to two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

  DEFERRED ORGANIZATION COSTS

      Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

  FEDERAL INCOME TAXES

      It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

      As of May 31, 1999, the Fund listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

FUND                                                          AMOUNT      EXPIRATION DATE
----                                                        ----------    ---------------
Schroder U.S. Smaller Companies Fund                        $5,190,650      May 31, 2007

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, passive foreign investment companies, tax treatment of foreign currency and excise tax regulations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  FOREIGN CURRENCY

      Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows:
  (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

NOTE 3. INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

      The Trust has entered into an investment advisory agreement with Schroder Investment Management North America Inc. ("SIMNA"). Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation payable monthly at the following annual rates based on average daily net assets of each Fund taken separately: 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 1.00% for Schroder Emerging Markets Fund; 0.85% for Schroder International Smaller Companies Fund; 0.75% up to $100 million, and 0.50% in excess of $100 million for Schroder U.S. Diversified Growth Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; and 1.25% for Schroder Micro Cap Fund.

      The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of the Schroder International Fund; and 0.25% of the average daily net assets of the Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund.

      In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Trust, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the Funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

      In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of the Trust) until October 31, 2000, to the extent that each Fund's total operating expenses attributable to its Investor Shares and Advisor Shares exceed the following annual rates (based on average net assets of each Fund taken separately): Schroder International Fund: 0.99% (Investor Shares) and 1.24% (Advisor Shares); Schroder Emerging Markets Fund: 1.70% (Investor Shares) and 1.95% (Advisor Shares); Schroder International Smaller Companies Fund: 1.50% (Investor Shares) and 1.75% (Advisor Shares); Schroder U.S. Diversified Growth Fund: 1.50% (Investor Shares) and 1.75% (Advisor Shares); Schroder U.S. Smaller Companies Fund: 1.49% (Investor Shares) and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  1.74% (Advisor Shares) and Schroder Micro Cap Fund: 2.00% (Investor Shares). In addition, SIMNA has voluntarily undertaken, until further notice, to limit its fees or to pay a portion of the expenses incurred by Schroder U.S. Smaller Companies Fund in respect of its Advisor Shares so that the net expenses of the Fund's Advisor Shares will not exceed the net expenses of the Fund's Investor Shares by more than 0.25%. SIMNA has contractually agreed that, in any event, the advisory fees paid to it by Schroder U.S. Diversified Growth Fund through May 31, 2000 will be limited to 0.65% of the Fund's average daily net assets. SIMNA is contractually obligated through October 31, 2000 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA has agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2000 to the annual rate of 0.45% of the Fund's average daily net assets.

NOTE 4. SHAREHOLDER SERVICING PLAN

      The Trust has adopted a Shareholder Servicing Plan (the "Plan"), for Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Funds' Advisor Shares. For providing for, or arranging for the provision of, these shareholders services, Schroder Advisors is entitled to receive compensation monthly at an annual rate of up to 0.25% of the average net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5. TRANSACTIONS WITH AFFILIATES

  TRUSTEES' FEES

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

NOTE 6. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of investments, excluding short-term securities for each Fund, for the six month period ended April 30, 2000 were as follows:

                                                               NON-            NON-
                                                            GOVERNMENT      GOVERNMENT
                                                            PURCHASES         SALES
                                                           ------------    ------------
Schroder International Fund............................    $ 77,761,103    $136,295,872
Schroder Emerging Markets Fund.........................      30,955,264      11,848,322
Schroder International Smaller Companies Fund..........       8,125,745       7,387,891
Schroder U.S. Diversified Growth Fund..................      11,868,737      10,926,400
Schroder U.S. Smaller Companies Fund...................      43,580,814      51,752,055
Schroder Micro Cap Fund................................     113,429,496     107,611,851

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      At April 30, 2000 the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2000 were as follows:

                                                         GROSS UNREALIZED           NET UNREALIZED
                                                  ------------------------------    APPRECIATION/
                               IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                               ---------------    ------------    --------------    --------------
Schroder International
  Fund.....................     $115,040,766      $15,644,088       $(7,900,772)      $7,743,316
Schroder Emerging Markets
  Fund.....................       26,578,567        1,638,106        (2,406,723)        (768,617)
Schroder International
  Smaller Companies Fund...       12,285,466        4,197,606        (1,495,535)       2,702,071
Schroder U.S. Diversified
  Growth Fund..............       12,220,277        4,528,743          (710,495)       3,818,248
Schroder U.S. Smaller
  Companies Fund...........       46,872,016       11,949,864        (2,557,982)       9,391,882
Schroder Micro Cap Fund....       51,043,322        4,463,741        (2,141,871)       2,321,870

      The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2000.

NOTE 7. PORTFOLIO INVESTMENT RISKS

      Schroder International Smaller Companies Fund has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France, Germany and Japan. The Fund may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

      Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

      Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

      During the periods covered in this report, Schroder Micro Cap Fund invested in a significent number of intial public offerings ("IPOs"). In different market cycles, fewer companies may determine to make IPOs of their securities. The investment performance of the Schroder Micro Cap Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. The prices of securities sold in IPOs can be highly volatile.

      For more complete risk disclosure, please refer to the Funds' current prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 8. BENEFICIAL INTEREST

      The following table shows the number of shareholders each owning beneficially or of record 5% or more of a class of shares of a Fund outstanding as of April 30, 2000 and the total percentage of the class of shares of the Fund held by such shareholders.

                                                                      5% OR GREATER
                                                                      SHAREHOLDERS
                                                               ---------------------------
                                                                SHARES     % OF CLASS HELD
                                                               --------    ---------------
Schroder International Fund--Investor Shares...............       4            69.77%
Schroder Emerging Markets Fund--Investor Shares............       4            97.64%
Schroder International Smaller Companies Fund--Investor
  Shares...................................................       4            92.60%
Schroder U.S. Diversified Growth Fund--Investor Shares.....       4            26.87%
Schroder U.S. Smaller Companies Fund--Investor Shares......       3            76.54%
Schroder U.S. Smaller Companies Fund--Advisor Shares.......       1            93.19%
Schroder Micro Cap Fund--Investor Shares...................       5            67.79%

NOTE 9. SUBSEQUENT EVENT

      Effective June 23, 2000, the Advisor Shares of Schroder U.S. Smaller Companies Fund were recapitalized into Investor Shares, such that the Fund no longer has any Advisor Shares outstanding.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Schroder Investment Management
  North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

ADMINISTRATOR & DISTRIBUTOR

Schroders Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder Capital Funds
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                                                 [SCHRODER LOGO]

                                      ------------------------------------------

            SCHRODER CAPITAL
            FUNDS

               Schroder International Fund

               Schroder Emerging Markets Fund

               Schroder International Smaller Companies Fund

               Schroder U.S. Diversified Growth Fund

               Schroder U.S. Smaller Companies Fund

               Schroder Micro Cap Fund
              SEMI-ANNUAL REPORT
               April 30, 2000
               (Unaudited)

SF0600SAR